SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

4Front Ventures Corp.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

7010 E. CHAUNCEY LANE, SUITE 235

PHOENIX, ARIZONA 85054

(602) 428-5337

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 18, 2024

To the Shareholders of 4Front Ventures Corp.:

NOTICE IS HEREBY GIVEN that the 2024 Annual General and Special Meeting of holders of subordinate voting shares and multiple voting shares (the “Meeting”) of 4Front Ventures Corp. (“4Front” or the “Company”) will be held on October 18, 2024 at 12:00 p.m. (Eastern Standard Time)/ 9:00 a.m. (Pacific Time) at Suite 6000, 1 First Canadian Place 100 King Street W, Toronto, Ontario M5X 1E2. The Meeting will be held for the following purposes:

1.	to receive the financial statements of the Company for the year ended December 31, 2023, together with the report of the Company’s auditor thereon;

2.	to set the number of directors of the Company at five (5) (Proposal One);

3.	to elect five (5) directors to serve until the next Annual Meeting or until their respective successors are duly elected or qualified (Proposal Two);

4.	to appoint Davidson & Company LLP as auditor of the Company for the fiscal year ending December 31, 2024, and to authorize the directors to fix their remuneration (Proposal Three);

5.

to consider, and if thought fit, to pass, with or without variation, an ordinary resolution ratifying, confirming and approving the Company’s restricted equity plan (the “Restricted Equity Plan”) and the grant of up to 100,000,000 restricted share units or restricted stock agreements under the Restricted Equity Plan; (Proposal Four); and

6.	to transact such other business as may properly come before the Meeting or any adjournments or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

In accordance with applicable securities laws that allow us to furnish our proxy materials over the Internet, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the proxy materials. The Notice contains instructions on how to access those documents over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the proxy materials. The proxy materials are available via the internet at www.4frontventures.com, www.alliancetrust.ca/4front/, under the Company’s profile on the System for Electronic Document Analysis and Retrieval (SEDAR+) at www.sedarplus.ca and from the U.S. Securities and Exchange Commission (“SEC”) through EDGAR at www.sec.gov.edgar.

You will find more information on the matters for voting in the Proxy Statement on the following pages. If you are a shareholder of record, you may vote by mail, by fax at (403)237-6181 or, by using the Internet.

Your vote is important! We strongly encourage you to exercise your right to vote as a shareholder. Please sign, date, and return the enclosed proxy card or voting instruction card in the envelope provided, call the toll-free number, or log on to the Internet. You may revoke your proxy at any time before it is exercised.

You will find instructions on how to vote beginning on page 3 of the Proxy Statement. Most shareholders vote by proxy and do not attend the Meeting in person. However, as long as you were a shareholder at the close of business on August 19, 2024, you have the right to vote on the proposals being presented at the Meeting, such that you are invited to attend the Meeting, or to send a representative.

3

If you are a registered shareholder, you are requested to either: (i) date and sign the form of proxy and return it to the Company’s registrar and transfer agent, Alliance Trust Company, 1010, 407 – 2nd Street S.W., Calgary, Alberta, T2P 2Y3; or (ii) complete the form of proxy online at www.alliancetrust.ca/online-login at any time prior to the close of business on the second to last business day preceding the day of the Meeting. In order to be valid, proxies must be received by Alliance Trust Company not less than 48 hours (excluding Saturdays, Sundays and holidays in Canada) before the time set for the holding of the Meeting or any adjournment or postponement thereof. If you are not a registered shareholder and receive these materials through your broker or through another intermediary, please complete and return the form of proxy or voting instruction form in accordance with the instructions and within the timeframe provided to you by your broker or by the other intermediary.

The persons named in the form of proxy you receive are directors and/or officers of the Company. Each shareholder has the right to appoint a proxyholder other than such persons, who need not be a shareholder, to act for such shareholder and on such shareholder’s behalf at the Meeting. To exercise such right, the names of the nominees of management should be crossed out and the name of the shareholder’s appointee should be legibly printed in the blank space provided.

By Order of the Board of Directors

/s/ Kristopher Krane

Kristopher Krane

Chair of the Board

Phoenix, Arizona

September 6, 2024

Important Notice Regarding the Availability of Proxy Materials for the Meeting To Be Held on October 18, 2024: This proxy statement is available on the Internet at www.4frontventures.com,  www.sedar.com. On these websites, you will be able to access this proxy statement and our 2023 Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and all amendments or supplements to the foregoing material that are required to be furnished to shareholders.

7010 E. CHAUNCEY LANE, SUITE 235

PHOENIX, ARIZONA 85054

PROXY STATEMENT

FOR

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 18, 2024

DATED SEPTEMBER 6, 2024

The enclosed proxy (the “Proxy Statement”) is being solicited on behalf of the board of directors (the “Board”) of 4Front Ventures Corp. (the “Company”) for use at the Annual General and Special Meeting of Shareholders (the “Meeting”) to be held on October 18, 2024 at 12:00 p.m. (Eastern Standard Time) / 9:00 a.m. (Pacific Time) at Suite 6000, 1 First Canadian Place 100 King Street W, Toronto, Ontario M5X 1E2, or at such other time and place to which the Meeting may be adjourned or postponed. Proxies, together with copies of the Notice, are being mailed to shareholders of record entitled to vote at the Meeting on or about September 18, 2024.

Execution and return of the enclosed proxy will not affect a registered shareholder’s right to attend the Meeting and to vote in person at the Meeting. Any shareholder executing a proxy retains the right to revoke such proxy at any time prior to exercise at the Meeting. A proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later proxy or by voting the shares in person at the Meeting. If you attend the Meeting and vote in person by ballot, your proxy will be revoked automatically and only your vote at the Meeting will be counted. A proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, proxies will be voted by those named in the proxy “FOR” the election as directors of those nominees named in the Proxy Statement, “FOR” the approval of each of the other proposals described in this Proxy Statement, and in accordance with the proxyholder’s best judgment on all other matters that may properly come before the Meeting. The enclosed form of proxy card provides a method for shareholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy.

Note that if you hold multiple classes of shares or hold some shares as a registered holder and others as a beneficial holder you will receive multiple mailing packages, each containing a form of proxy or voting instruction form, as applicable. You are requested to return or otherwise vote all forms of proxy and voting instruction forms received to ensure the votes attached all the shares you hold are counted.

ADVICE TO BENEFICIAL HOLDERS OF SHARES

The information set forth in this section is of significant importance to many shareholders, as a substantial number of shareholders do not hold shares in their own name. Shareholders who do not hold their shares in their own name (referred to in this document as “Beneficial Shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered shareholders can be recognized and acted upon at the Meeting. If shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in the shareholder’s name on the records of 4Front. Such shares will more likely be registered under the names of the shareholder’s broker or an agent of that broker. In Canada, the vast majority of such shares are registered under the name of CDS & Co. in Canada (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms) and under the name Cede & Co. as nominee for The Depository Trust Company in the United States (which acts as depository for many U.S. brokerage firms and custodian banks). Shares held by Canadian brokers or their agents or nominees can only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder. Shares held by U.S. brokers or their agents or nominees can also only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder, except in the case of certain “routine” matters, where U.S. brokers or their agents or nominees may vote without the instructions of the Beneficial Shareholder. The appointment of the Company’s auditors (Proposal 3) is the only “routine” matter to be voted on at the Meeting. Without specific instructions, Canadian brokers and their agents and nominees and, in the case of “non-routine matters,” U.S. brokers and their agents and nominees, are prohibited from voting shares for the broker’s clients. Therefore, Beneficial Shareholders should ensure that instructions respecting the voting of their shares are communicated to the appropriate person well in advance of the Meeting.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions which should be carefully followed by Beneficial Shareholders in order to ensure that their Shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided to registered shareholders; however, its purpose is limited to instructing the registered shareholder how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge typically mails a scannable voting instruction form in lieu of the form of proxy. The Beneficial Shareholder is requested to complete and return the voting instruction form to them Broadridge by mail or facsimile. Alternatively, the Beneficial Shareholder can call a toll-free telephone number or visit www.proxyvote.com to vote the Shares held by the Beneficial Shareholder. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. A Beneficial Shareholder receiving a voting instruction form cannot use that voting instruction form to vote shares directly at the Meeting as the voting instruction form must be returned as directed by Broadridge well in advance of the Meeting in order to have the shares voted.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of his or her broker (or agent of the broker), a Beneficial Shareholder may attend at the Meeting as proxyholder for a registered shareholder and vote the shares in that capacity. Beneficial Shareholders who wish to attend at the Meeting and indirectly vote their shares as proxyholder for a registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them by their broker (or the broker’s agent) and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

The Company intends to send proxy related materials indirectly through intermediaries and brokers to non-objecting beneficial owners under National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer. Unless required pursuant to U.S. proxy rules, the Company will not pay for the costs of delivery of proxy related materials to objecting beneficial owners. The Company is using notice-and access procedures for distributing proxy related materials to shareholders.

RECORD DATE AND VOTING SECURITIES

Only shareholders of record at the close of business on August 19, 2024 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. The stock transfer books of the Company will remain open between the Record Date and the date of the Meeting. The authorized capital of the Company consists of an unlimited number of Class A Subordinate Voting Shares (“SVS”) and an unlimited number of Class C Multiple Voting Shares (“MVS” and collectively with the SVS, the “Shares”).

On the Record Date, the Company had 913,923,993 SVS outstanding, held of record by 258 holders and 1,276,208 MVS outstanding, held of record by 5 holders. As of that date, the SVS represented approximately 47.23% of the voting rights attached to the outstanding securities of the Company and the MVS represented approximately 52.77% of the voting rights attached to the outstanding securities of the Company.

The SVS are considered “restricted securities” (as such term is defined in National Instrument 51-102 - Continuous Disclosure Obligations) and “restricted shares” (as such term is defined in Ontario Securities Commission Rule 56-501 - Restricted Shares), as the Company’s MVS carry a greater number of votes per security than the SVS. The Company, Alliance Trust Company (as trustee for the benefit of the holders of SVS (the “SVS Holders”) and all of the holders of the MVS are party to a coattail agreement dated July 31, 2019 (the “Coattail Agreement”) in order to ensure that the SVS Holders will not be deprived of any rights under applicable take-over bid legislation to which they would have been entitled in the event of a take-over bid for the MVS (as if such sale was a take-over bid for the purposes of the Securities Act (Ontario)) as if the MVS had been SVS. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which is available under the Company’s profile on the System for Electronic Document Analysis and Retrieval Plus (“SEDAR+”) at www.sedarplus.ca and with the U.S. Securities and Exchange Commission (the “SEC”) through EDGAR at www.sec.gove/edgar, respectively for a summary of the rights, privileges, restrictions and conditions attached to the SVS and MVS.

Pursuant to the Coattail Agreement, subject to certain exceptions for permitted sales, and subject to the articles of the Company, the MVS holders cannot sell, directly or indirectly, any MVS pursuant to a take-over bid (as defined in applicable Canadian securities laws) under circumstances in which such securities laws would have required the same offer to be made to all or substantially all of the SVS Holders if the sale by the MVS holders had been a sale of the SVS rather than such MVS, but otherwise on the same terms. In respect of the exceptions referenced above, the foregoing restriction will not apply to: (i) a sale by any MVS holder of the MVS if a concurrent offer is made to purchase SVS that offers the same or better economics, take-up rules and conditions (and is otherwise identical); and (ii) a transfer of MVS that triggers a “purchase obligation” as contemplated by the articles of the Company. The Coattail Agreement is available under the Company’s SEDAR+ profile at www.sedarplus.ca.

PRINCIPAL HOLDERS OF VOTING SECURITIES

As of the Record Date, to the knowledge of the directors and executive officers of the Company, the only persons who beneficially own, or control or direct, directly, or indirectly, Shares carrying 10% or more of the voting rights attached to all outstanding Shares of each class are set out below. The percentage of Shares beneficially owned is computed based on 913,923,993 SVS and 1,276,208 MVS outstanding as of the Record Date.

Name	SVS	Percentage SVS	MVS	Percentage MVS

Joshua Rosen	16,721,145	1.83%	309,418	24.25%

Karl Chowscano	25,131,280	2.75%	333,439	26.13%

Andrew Thut	11,903,628	1.30%	154,956	12.14%

Trevor Pratte	19,339,151	2.12%	340,207	26.66%

Kristopher Krane	10,415,280	1.14%	138,188	10.83%

QUORUM AND VOTING

Under the articles of the Company, a quorum of shareholders is present if the holders of not less than 5% of the Shares entitled to vote at the meeting are present in person or represented by proxy, and at least two (2) persons entitled to vote at the meeting are present at the meeting. SVS Holders are entitled to one (1) vote for each SVS held on each matter to be voted on at the Meeting including the election of directors and holders of MVS are entitled to eight hundred (800) votes for each MVS held on each matter to be voted on at the Meeting including the election of directors of the Company. All votes will be tabulated by the scrutineer appointed for the Meeting.

Assuming the presence of a quorum, the following paragraphs describe the vote required by the shareholders of record to approve each of the proposals to be voted on set forth in this Proxy Statement.

●

Proposal One. The affirmative vote of a majority of the votes cast by the holders of the SVS and MVS voting together as a single class entitled to vote at the Meeting and present in person or by proxy, is required to set the number of directors of the Company at five (5).

●

Proposal Two. The nominees for director who receive the most votes cast by the holders of the SVS and MVS voting together as a single class entitled to vote at the Meeting and present in person or by proxy (also known as “plurality” of the votes cast) will be elected.

●

Proposal Three. The affirmative vote of a majority of the votes cast by holders of the SVS and MVS voting together as a single class entitled to vote at the Meeting and present in person or by proxy, is required for the appointment of Davidson & Company LLP (“Davidson”) as our auditor and to authorize the Board to fix the remuneration thereof.

●

Proposal Four. The affirmative vote of a majority of the votes cast by holders of the SVS and MVS voting together as a single class entitled to vote at the Meeting and present in person or by proxy, is required to approve the Restricted Equity Plan resolution.

The Board recommends a vote “FOR” each of proposals set forth in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Below are instructions on how to vote, as well as information on your rights as a shareholder as they relate to voting. Some of the instructions vary depending on how your stock is held. It’s important to follow the instructions that apply to your situation.

Why am I receiving these materials?

The Company has made these materials available to you on the Internet in connection with the Company’s solicitation of proxies for use at the Meeting, and at any postponement(s) or adjournment(s) thereof. These materials are first being sent or given to shareholders on or about September 18, 2024. This Proxy Statement gives you information on how to vote your proxy, and the proposals to be presented at the Meeting so that you can make an informed decision.

In this Proxy Statement, we refer to 4Front Ventures Corp. as “4Front”, the “Company,” “we,” “us” or “our.” All references to dollars or $ are to United States dollars. All references to CAD$ or C$ are to Canadian dollars.

What is included in these materials?

These materials (the “Proxy Materials”) include:

•	Notice of Meeting;

•	this Proxy Statement for the Meeting; and

•

the Company’s Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 2023, each as filed with the Securities and Exchange Commission (the “SEC”) and on the System for Electronic Document Analysis and Retrieval Plus (“SEDAR+”) on April 15, 2024 (collectively, the “Annual Report”).

If you requested printed versions of these proxy materials by mail, these materials also include the proxy card or voting instruction form for the Meeting.

How can I get access to the Proxy Materials?

We are pleased to take advantage of applicable securities rules that allow us to furnish our Proxy Materials over the Internet. As a result, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the Proxy Materials. The Notice contains instructions on how to access those documents over the Internet and how to submit your proxy via the Internet.

The Notice also contains instructions on how to request a paper copy of the Proxy Materials. Any shareholder who wishes to receive a paper copy of the Proxy Material must contact the Company’s registrar and transfer agent, Alliance Trust Company, at #1010, 407 – 2nd Street SW, Calgary, Alberta, T2P 2Y3 or by phone at (403) 237- 6111 or by email by emailing inquiries@alliancetrust.ca. In order to ensure that a paper copy of the Proxy Material can be delivered to a requesting shareholder in time for such Shareholder to review the Proxy Material and return a form of proxy or voting instruction form prior to the proxy deadline, it is strongly suggested that a shareholder ensure their request is received no later than ten (10) business days in advance of the return time set out in the voting instruction form and/or form of proxy, as applicable.

All shareholders who do not receive the Notice will receive a paper copy of the Proxy Materials by mail or an electronic copy of the Proxy Materials by e-mail. This process allows us to provide our shareholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing the Proxy Materials. This Proxy Statement and the Annual Report are available at www.4frontventures.com, www.sedarplus.ca and www.sec.gov/edgar.

How do I participate in the Meeting?

This year’s Meeting will be held at Suite 6000, 1 First Canadian Place 100 King Street W, Toronto, Ontario M5X 1E2. You are entitled to participate in the Meeting if you were a shareholder as of the close of business on the Record Date or hold a valid proxy for the meeting.

What items of business will be voted on at the Meeting?

The items of business scheduled to be voted on at the Meeting are:

1.	to set the number of directors of the Company at five (5) (Proposal One);

2.	to elect five (5) directors to serve until the next Annual Meeting or until their respective successors are duly elected or qualified (Proposal Two);

3.	to appoint Davidson as our auditor for the fiscal year ending December 31, 2024, and to authorize the directors to fix their remuneration (Proposal Three);

4.

to consider, and if thought fit, to pass, with or without variation, an ordinary resolution ratifying, confirming, and approving the Company’s Restricted Equity Plan and the unallocated RSUs and RSAs thereunder (Proposal Four); and

5.	to transact such other business as may properly come before the Meeting or any adjournments or postponement thereof.

How does the Board recommend that I vote?

The Board recommends a vote “FOR” each of the proposals (including each director nominee) set forth in this Proxy Statement.

Who can vote at the Meeting?

Shareholders who owned Shares on the Record Date may attend and vote at the Meeting.

How many votes am I entitled to per share?

Each SVS entitles the holder thereof to one (1) vote on each proposal (and each director nominee) at the Meeting. Each MVS entitles the holder thereof to eight hundred (800) votes on each proposal (and each director nominee) at the Meeting.

There were 913,923,993 SVS and 1,276,208 MVS outstanding on the Record Date. There are no cumulative voting rights. Information about the holdings of Shares by our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management”.

What is the difference between a shareholder of record and a beneficial owner of Shares held in street name?

If your Shares are registered directly in your name through Alliance Trust Company, the Company’s transfer agent, you are considered a “shareholder of record.” If your Shares are held in a brokerage account or bank, you are considered a “street name” holder.

How do I vote if Shares are registered in my name (as a shareholder of record)?

By Mail: Sign, date and return the enclosed proxy card in the postage paid envelope provided.

By Fax or Internet: Fax the number listed on your proxy card, log on to the website listed on your proxy card or scan the QR code on your proxy card and follow the simple instructions provided.

By Attending the 2024 Meeting: Come to the Meeting, and if previously submitted a proxy, withdraw your earlier proxy and vote at the Meeting in person.

The “Fax or Internet” voting procedures are designed to allow you to vote your Shares and to confirm that your instructions have been properly recorded consistent with applicable law. Please see your proxy card for specific instructions. Shareholders who wish to vote over the Internet should be aware that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, and that there may be some risk a shareholder’s vote might not be properly recorded or counted because of an unanticipated electronic malfunction.

How do I vote if my Shares are held in “street name?”

You should give instructions to your broker on how to vote your Shares.

If you do not provide voting instructions to your broker, your broker may have discretion to vote those Shares on matters that are routine. However, a broker will not be able to vote Shares on non-routine matters without your instructions. Accordingly, your broker may not have the discretion to vote Shares as to which you have not provided voting instructions with respect to any of these matters or may seek them from you.

What is the proxy card?

The proxy card enables you to appoint Peter Kampian, Chief Financial Officer of the Company as your representative at the Meeting. By completing and returning the proxy card, you are authorizing this person to vote your Shares at the Meeting in accordance with your instructions on the proxy card. This way your Shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended you complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxy will vote your Shares, under your proxy, according to their best judgment to the extent permissible by applicable law.

Can I revoke my proxy or change my vote after I have voted?

If your Shares are registered in your name, you may revoke your proxy at any time before it is exercised. There are several ways you can do this:

•	by delivering a written notice of revocation to the Secretary of the Company;

•	by executing and delivering another proxy that bears a later date;

•	by voting by telephone at a later time;

•	by voting over the Internet at a later time; or

•	by voting in person at the Meeting.

If your Shares are held in street name, you must contact your broker to revoke your proxy.

How are votes counted?

In tallying the results of the voting, the Company will count all properly executed and unrevoked proxies that have been received in time for the Meeting. To hold a meeting of shareholders, a quorum of the SVS and MVS is required to be represented either in person or by proxy at the Meeting.

A simple majority of affirmative votes cast in person or by proxy at the Meeting is required to pass the resolution(s) contemplated by Proposals One, Three and Four.

What are my options when voting on Proposal One?

When voting on Proposal One, you have two options:

•	Vote FOR; or

•	Vote AGAINST

Proposal One requires the affirmative vote of a majority of the votes cast by the holders of the SVS and MVS (voting together as a single class) entitled to vote at the Meeting and present in person or by proxy. If you indicate on your proxy card that you wish to vote “AGAINST” Proposal One, your SVS and/or MVS will be recorded as voting against Proposal One.

What are my options when voting for directors (Proposal Two)?

When voting to elect directors, you have two options:

•	Vote FOR a nominee

•	WITHHOLD from voting on a nominee

It is the intention of the management designees, if named as proxy, to vote “FOR” the election of each of the persons named in Proposal Two to the Board unless otherwise directed. Shareholders can vote “FOR” all the proposed directors set forth herein, vote for some of them and “WITHHOLD” for others, or “WITHHOLD” for all of them. Management does not contemplate that any of the nominees will be unable to serve as a director. However, if for any reason any of the proposed nominees does not stand for election or is unable to serve as such, the management designees, if named as proxy, reserve the right to vote for any other nominee in their sole discretion unless you have specified in your proxy that your Shares are to be withheld from voting on the election of that particular director.

What are my options when voting on Proposal Three?

When voting on Proposal Three, you have two options:

•	Vote FOR the proposal

•	WITHHOLD from voting on the proposal

Proposal Three requires the affirmative vote of a majority of the votes cast by the holders of the SVS and MVS (voting together as a single class) entitled to vote at the Meeting and present in person or by proxy. If you indicate on your proxy card that you wish to “WITHHOLD” your vote on Proposal 3, your withheld votes are not counted in determining the number of SVS and/or MVS voted “FOR” any proposal but will be counted as present and entitled to vote on the proposal.

What are my options when voting on Proposal Four?

When voting on Proposal Four, you have two options:

•	Vote FOR; or

•	Vote AGAINST

Proposal Four requires the affirmative vote of a majority of the votes cast by the holders of the SVS and MVS (voting together as a single class) entitled to vote at the Meeting and present in person or by proxy. If you indicate on your proxy card that you wish to vote “AGAINST” Proposal Four, your SVS and/or MVS will be recorded as voting against Proposal Four.

How will my Shares be voted if I sign and return my proxy card with no votes marked?

If you sign and return your proxy card with no votes marked, your Shares will be voted “FOR” each of proposals set forth in this Proxy Statement.

How are proxies solicited and what is the cost?

The Company may actively solicit proxy participation. The Company encourages banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to shareholders and reimburses them for their expenses. However, the Company does not reimburse its own employees for soliciting proxies.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting. The final voting results will be tallied by the scrutineer and published in a Current Report on Form 8-K, which the Company is required to file with the SEC through EDGAR within four business days following the Meeting. A copy of the report will also be available on SEDAR+.

Do I have any appraisal rights?

Neither the Business Corporations Act (British Columbia) nor the Company’s articles provide for appraisal or other similar rights for dissenting shareholders in connection with the proposals at this Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their Shares.

Are there any other matters to be handled at the Meeting?

We are not currently aware of any business to be acted upon at the Meeting other than the proposals discussed in this Proxy Statement. The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Meeting and with respect to any other matters which may properly come before the Meeting or at any adjournment(s) or postponement(s) of the Meeting. If other matters do properly come before the Meeting, or at any adjournment(s) or postponement(s) of the Meeting, SVS and MVS, represented by properly submitted proxies, will be voted by the proxy holders in accordance with their best judgment to the extent permitted by applicable law.

Who can help answer my questions?

You can contact our Chief Executive Officer, Andrew Thut at (602) 428-5337 or by sending a letter to Mr. Thut at the Company’s headquarters at 4Front Ventures Corp., 7010 E. Chauncey Lane, Suite 235, Phoenix, Arizona 85054, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

FINANCIAL STATEMENTS

The financial statements of the Company for the fiscal year ended December 31, 2023, and accompanying auditor’s report will be placed before the Meeting.

PROPOSAL ONE

SETTING THE NUMBER OF DIRECTORS

At the Meeting, shareholders will be asked to consider and, if thought advisable, approve a resolution setting the number of directors for the present time at five (5) It is the intention of the persons named in the enclosed form of proxy, if not expressly directed to the contrary in such form of proxy, to vote such proxies “FOR” setting the number of directors to be elected at the Meeting at five (5).

PROPOSAL TWO

ELECTION OF DIRECTORS

The Board for the ensuing year will consist of five (5) directors who are each to be elected at the Meeting for a term of office expiring at the next Annual Meeting of Shareholders or until their respective successors have been elected. It is intended that the persons named in the following table will be nominated as directors of the Company and that the persons named in the accompanying proxy, unless otherwise directed, will vote for the election of such nominees at the Meeting. Each of the nominees has indicated their willingness to serve as a member of the Board, if elected. However, in the event any nominee shall become unavailable for election to the Board for any reason not presently known or contemplated, the proxy holders will be vested with discretionary authority in such instance to vote the enclosed Proxy for such substitute as the Board shall designate.

The following five (5) nominees have been nominated by the Board. Voting for the election of directors will be conducted on an individual, and not slate, basis.

Name of Nominee	Director Since	Principal Occupation, Business or Employment(2)	Shares Beneficially Owned, or Controlled or Directed, Directly or Indirectly(3)(6)	Options Beneficially Owned, or Controlled or Directed, Directly or Indirectly (underlying class of SVS)(6)

David Daily(1) Age: 44 Texas, USA	2019	Gravitron, LLC Chief Executive Officer	22,000	1,600,000

Leonid Gontmakher(4) Age: 38 Puerto Rico, USA	2019	4Front Ventures Corp., Chief Executive Officer	42,458,911	5,100,000

Chetan Gulati(1)(4)(5) Age: 46 Florida, USA	2020	Navy Capital Partner and Head of Research (March 2019 to Present) Smith Cove Capital Partner (2016 through March 2019)	21,561,581	1,950,000

Kristopher Krane(1) Age: 45 Illinois, USA	2023	Director of Cannabis Development for KCSA Strategic Communications Kranewreck Enterprises, Chief Executive Officer	10,415,280	4,729,840

Roman Tkachenko(4) Age: 41 Washington, USA	2020	Direct Source Seafood, LLC - Chief Executive Officer	14,191,930	2,200,000

(1)	Member of the Audit Committee.

(2)

The information as to principal occupation, business or employment and Shares beneficially owned, controlled, or directed by a nominee is not within the knowledge of the management of the Company and has been furnished by the nominee.

(3)	Does not include Shares issuable upon the exercise of stock options.

(4)

This director is not independent. “Independent” refers to the standards of independence established under Canadian Securities Administrators’ National Instrument 58-101 – Disclosure of Corporate Governance Practices. See the section entitled “Corporate Governance” for a description of the reasons why the Company considers a director to be not independent.

(5)

In combination, held indirectly via CGRS Investments, LLC’s (a company controlled by Mr. Gulati) investment in Navy Capital Green Co-Invest Fund, LLC and held by Navy Capital Green Co-Invest Fund, LLC. Mr. Gulati may be considered to have control or direction over these shares held by Navy Capital Green Co-Invest Fund, LLC, as he is the head of research and a member of the investment committee at Navy Capital Green Management, LLC, which manages the fund.

(6)	Figures provided as of the Record Date.

David Daily has served as a member of the Board since July 2019. Mr. Daily is the CEO of Gravitron, LLC which he founded in May 2004. Commonly known as Grav.com or GRAV®, its original invention was the first all-glass gravity bong, the Gravitron, which was an instant success and has become a cult classic. Since the Gravitron, Mr. Daily has designed or led the GRAV® design team to bring over 500 unique top-line products to the cannabis market. Mr. Daily is an investor, board member, mentor, and advisor to over a dozen start-up stage brands in cannabis and consumer packaged goods. He holds a B.A. in Economics from The University of Texas at

Austin. We believe that Mr. Daily’s strong management and entrepreneurial background in the cannabis industry qualifies him to serve on the Board.

Leonid Gontmakher has been a member of the Board since August 2019 and served as the Chief Executive Officer from March 2020 to January 2024. From 2014 to 2018, Mr. Gontmakher co-founded and then operated Northwest Cannabis Solutions, which under his leadership grew to be one of the largest and most successful producers of cannabis products in Washington state. From March 2018 to July 2019, he also served as Chief Operating Officer at Cannex Capital Holdings Inc., which combined with the Company in July 2019. Mr. Gontmakher has significant experience in cannabis facility design, construction management, equipment sourcing, operations, branding, sales and marketing strategy, and software solutions. Before entering the cannabis industry, from 2008 to 2013 he served on the senior management team at North America’s largest processor and distributor of specialized seafood products. Mr. Gontmakher hold a Bachelor of Science degree from Arizona State University. We believe Mr. Gontmakher’s diverse experience in production, marketing, and distribution of products in multiple industries, including cannabis, qualifies him to serve on the Board.

Chetan Gulati has served as a member of the Board since December 2020. He has been a partner and head of research at Navy Capital, a New York-based asset manager focused on the rapidly growing global cannabis sector from 2019 to the present. Mr. Gulati began his career practicing law at Wachtell, Lipton, Rosen and Katz where he focused on corporate restructurings and finance. He then joined Perry Capital in 2007 and was ultimately appointed to run Perry’s London operations from 2010-2016. From 2017-2018 Mr. Gulati was a Partner at Smith Cove Capital. He holds a Bachelor of Arts from the University of Rochester and a Juris Doctor from Yale Law School. We believe that Mr. Gulati’s knowledge of corporate finance and asset management, particularly with a recent emphasis on the cannabis sector, qualifies him to serve on the Board.

Kristopher Krane has served as a member of the Board since March 2023 and was appointed Chairman of the Board on July 3, 2024. Mr. Krane has spent the last two decades working to advance the cannabis industry and movement. He is a regulatory and business strategist and frequent speaker at cannabis conferences and evets around the world. Mr. Krane has served as Associate Director of the National Organization for the Reform of Marijuana Laws, Executive Director of Students for Sensible Drug Policy, and Vice-Chair and Chair of the National Cannabis Industry Association Board of Directors. From 2011 through 2021, he served as President of the Company, where he was instrumental in the Company’s formation, success, and development. Mr. Krane currently serves as Director of Cannabis Development for KCSA Strategic Communications, a leading public relations and investor relations firm, and CEO of Kranewreck Enterprises, a strategic consultancy firm, helping small cannabis operators grow their business. We believe that Mr. Krane’s background and experience in the cannabis sector, qualifies him to serve on the Board.

Roman Tkachenko has served as a member of the Board since December 2020. From March 2010 to the present, Mr. Tkachenko has served as the Chief Executive Officer and co-founder of Direct Source Seafood LLC, an importer/wholesaler of specialized frozen seafood products. Direct Source Seafood is the largest importer of king and snow crab from Russia, as well as one of the largest importers of Argentine wild caught shrimp. Direct Source Seafood, LLC has annual revenues of $300 million. From November 2013 to September 2017, Mr. Tkachenko served as the Chief Executive Officer of Marine Treasures International, a company specializing in international sourcing of frozen seafood. Mr. Tkachenko holds a Bachelor of Science in Accounting from Central Washington University. We believe Mr. Tkachenko’s background as the head of an import and wholesale company qualifies him to serve on the Board.

Involvement in Certain Legal Proceedings

Except as disclosed below, to our knowledge, none of our current directors or executive officers has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation, or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•

been the subject of any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority;

•

been subject to any other penalties or sanctions imposed by a court or regulatory body, including a self-regulatory body that would be likely to be considered important to a reasonable securityholder making a decision;

•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Party Transactions” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

We are not currently a party to any legal proceedings, the adverse outcome of which, individually or in the aggregate, we believe will have a material adverse effect on our business, financial condition, or operating results.

Shareholder Approval

The nominees for director who receive the most votes cast by the holders of the SVS and MCS voting together as a single class entitled to vote at the Meeting and present in person or by proxy (also known as “plurality” of the votes cast) will be elected.

The Board recommends a vote “FOR” the election of such nominees.

CORPORATE GOVERNANCE

Executive Officers

Our executive officers are appointed annually by our Board and hold office until their resignation or removal or their successors are appointed. The following table sets forth information about our executive officers as of the date hereof.

Name	Age	Position(s)

Andrew Thut	51	Chief Executive Officer and Corporate Secretary

Peter Kampian	65	Chief Financial Officer

Andrew Thut was an early investor in 4Front and was appointed as Chief Executive Officer on January 8, 2024. Mr. Thut acted as the Chief Investment Officer of the Company from October 2014 to January 2024 and Interim Chief Financial Officer of the Company from July 15, 2021 to June 2022. Mr. Thut brings to the team a wealth of financial-management experience and business acumen having previously served as Managing Director of the BlackRock Small Cap Growth Fund at BlackRock Advisors LLC. During his 11-year involvement with BlackRock Small Cap Growth Fund, the $2 billion fund ranked in the top five percent of all domestic small cap growth funds. He also has held positions at MFS Investment Management and BT Alex Brown. Since joining 4Front, he has immersed himself in every facet of the cannabis industry, from the relevant financial drivers of the industry to hands-on experience with dispensaries and cultivation facilities. Mr. Thut holds a Bachelor of Arts from Dartmouth College.

Peter Kampian was appointed as Chief Financial Officer of the Company in December 2023. Mr. Kampian is a seasoned executive with over two decades of financial expertise gained through various roles, including his tenure as the Chief Financial Officer of Algonquin Power and Utilities Corp., where he led and supported debt and equity capital raising initiatives, along with numerous acquisitions. Kampian also held the role of Chief Financial Officer at Mettrum Health Corp., which was later acquired by Canopy Growth Corp., and serves as Chief Financial Officer at Electryon Power Inc. and Huxley Health Inc. In addition to his executive roles, Kampian has served on several boards, such as Aduro Clean Technologies Inc., Harborside Inc., Greenbutts Inc., Red Pine

Exploration Inc., and as a director at Origin House, a cannabis branding and distribution company based in California. Most recently, he has applied his expertise as the Chief Restructuring Officer for the Canadian cannabis companies PharmHouse Inc. and Muskoka Grown Limited.

Board of Directors

The business affairs of the Company are managed under the direction of the Board. The Board meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board’s approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. The Board met 11 times during the 2023 fiscal year. During fiscal year 2023, each director participated in at least 90% or more of the aggregate of: (i) the total number of meetings of the Board (held during the period for which he or she was a director); and (ii) the total number of meetings of all committees of the Board on which he or she served (during the period that he or she served).

Family Relationships

Leonid Gontmakher and Roman Tkachenko are cousins. There are no other family relationships among any of our executive officers or directors.

Corporate Governance Overview

We are committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. We understand that corporate governance practices change and evolve over time, and we seek to adopt and use practices that we believe will be of value to our shareholders and will positively aid in the governance of the Company. To that end, we regularly review our corporate governance policies and practices and compare them to the practices of other peer institutions and public companies. We will continue to monitor emerging developments in corporate governance and enhance our policies and procedures when required or when our board determines that it would benefit our Company and our shareholders.

Director Independence

The Board considers a director to be independent in accordance with Canadian legal requirements if he or she meets the definition of independence set forth in National Instrument 52-110 – (“NI 52-110”) and if he or she has no direct or indirect material relationship with the Company which, in the view of the Board, could reasonably be perceived to materially interfere with the exercise of the director’s independent judgment.

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board has determined that two of our five directors, do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined in NI 52-110. In making such determination, our Board considered the relationships that each such non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining his independence, including the beneficial ownership of our capital stock by each non-employee director. It was determined that Mr. Gontmakher and Mr. Tkachenko are not independent given their interest in LI Lending, LLC, a significant creditor of the Company. Further, it was also determined that Mr. Gulati is not independent given Mr. Gulati’s holdings in Navy Capital Green Management, LLC, Navy Capital Green Fund, LP and Navy Capital Green Co-Invest Fund, LCC.

Board’s Role in Risk Oversight and Management

Our Board has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic, and reputational risk.

Director Nomination Process

Our Board believes that its directors should have the highest professional and personal ethics and values, consistent with the Company’s longstanding values and standards. They should have broad experience at the policy-making level in business, government, or civic organizations. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on their own unique experience. Each director must represent the interests of the Company. When considering potential director candidates, our Board also considers the candidate’s independence, character, judgment, diversity, age, skills, including financial literacy, and experience in the context of our needs and those of our Board. Our Board believes that diversity is an important attribute of the members who comprise our Board and that the members should represent an array of backgrounds and experiences and should be capable of articulating a variety of viewpoints. Our Board’s priority in selecting board members is the identification of persons who will further the interests of our shareholders through his or her record of professional and personal experiences and expertise relevant to our business.

Shareholder Nominations to the Board of Directors

Director nominations by a shareholder or group of shareholders for consideration by our shareholders at our Annual Meeting of Shareholders, or at a special meeting of our shareholders that includes on its agenda the election of one or more directors, may only be made in accordance with the Company’s articles and applicable law.

Shareholders’ notice for any proposals requested pursuant to Rule 14a-8 under the Exchange Act (including director nominations), must be made in accordance with that rule. Accordingly, any director or executive officer of the Company may recommend a candidate to the Board for its consideration. The Board will also consider nominees to the Board recommended by shareholders if shareholders comply with the requirements of the Business Corporations Act (British Columbia).

There were no material changes to the procedures by which shareholders may recommend nominees to the Board during the year ended December 31, 2023.

Board Mandate and Committees

The Board has a written mandate that governs the board of directors. A copy of the mandate for the Board is posted under the “Corporate Governance” heading on website at https://4frontventures.com/investors/. The Board meets regularly on a quarterly basis and holds additional meetings as required to deal with the Company’s business.

Additionally, the Board is empowered by governing corporate law, the Company’s articles, and its corporate governance policies to manage or supervise the management of the affairs and business of the Company. The Board carries out its responsibilities directly and through the Audit Committee, which operates under a written committee charter approved by the Board. The composition and responsibilities of the Audit Committee Board members are described below. Members serve on the Audit Committee until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Although the Audit Committee is directly responsible for evaluating certain enumerated risks and overseeing the management of such risks, the entire Board is generally responsible for and is regularly informed through committee reports about such risks and any corresponding remediation efforts designed to mitigate such risks. In addition, the Audit Committee receive reports from senior management within the organization in order to enable the Board to understand risk identification, risk management and risk mitigation strategies. When the Audit Committee receives such a report, the chairman of the Audit Committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. This enables the Board and its Audit Committee to coordinate the risk oversight role.

Audit Committee

As proposed, the members of our audit committee (the “Audit Committee”) would be David Daily, Kristopher Krane, and Chetan Gulati. David Daily would continue to act as interim chair of the Audit Committee. After reviewing the qualifications of the proposed members of the Audit Committee, and any relationships they may have with us that might affect their independence, the Board has determined that majority of the current Audit Committee members are “independent” as that concept is defined in Section 10A of the Exchange Act and in NI 52-110, all current Audit Committee members are financially literate, and each Audit Committee member qualifies as an “audit committee financial expert” under the applicable rules promulgated pursuant to the Exchange Act. Our audit committee met 8 times during 2023.

The main function of the Audit Committee is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. The committee’s responsibilities include, among other things:

●	appointing, approving the compensation of and assessing the independence of our registered public accounting firm;

●	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

●	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

●	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

●	overseeing our internal audit function;

●	overseeing our risk assessment and risk management policies;

●	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

●	meeting independently with our internal auditing staff, independent registered public accounting firm and management;

●	reviewing and approving or ratifying any related person transactions; and

●	preparing the audit committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our auditor must be approved in advance by the Audit Committee.

A copy of the charter for the Audit Committee is posted under the “Corporate Governance” heading on our website at https://4frontventures.com/about-us/ and appended hereto as Schedule A. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

The Company is relying upon the exemption in section 6.1 of NI 52-110 for Venture Issuers.

The Board of Directors

The Board is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. Furthermore, the Board oversees our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of the Board in relation to compensation include, among other things:

●	reviewing and recommending corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers;

●	reviewing the compensation level of our executive officers;

●	reviewing employment agreements and significant arrangements or transactions with executive officers; and

●	overseeing and administering our equity-based incentive plan or plans.

In determining compensation for our executive officers, the Board typically considers, but is not required to accept, the recommendations of our Chief Executive Officer regarding the performance and pro-posed base salary and bonus and equity awards for the other executive officers, as well as himself. The Board may also request the assistance of our Chief Financial Officer in evaluating the financial, accounting and tax implications of various compensation awards paid to the executive officers. However, our Chief Financial Officer does not determine the amounts or types of compensation paid to the executive officers. Upon request by the Board, the Chief Executive Officer and certain of our other executive officers may attend Board meetings. None of our executive officers, including our Chief Executive Officer, will attend any portion of the Board meetings during which the executive officer’s compensation is established and approved.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act of 1934 requires our directors, executive officers and any persons who own more than 10% of a registered class of our equity securities to file initial reports of securities ownership and reports of changes in such ownership with the SEC. Executive officers, directors, and greater-than-ten-percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3, Forms 4, and Forms 5 furnished to us pursuant to Rule 16a-3 under the Exchange Act, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act during the year ended December 31, 2023 were timely filed, as necessary, by the officers, directors, and security holders required to file such forms, except for the following:

●	Keith Adams did not timely file a Form 4 with respect to one transaction.

●	Karl Chowscano did not timely file a Form 4 with respect to two transactions.

●	Nicole Frederick did not timely file a Form 4 with respect to one transaction.

●	Leonid Gontmakher did not timely file a Form 4 with respect to two transactions.

●	Chetan Gulati did not timely file a Form 4 with respect to two transactions.

●	Robert Hunt did not timely file a Form 4 with respect to one transaction.

●	Kristopher Krane did not timely file a Form 4 with respect to two transactions.

●	Andrew Thut did not timely file a Form 4 with respect to four transactions.

●	Roman Tkachenko did not timely file a Form 4 with respect to one transaction.

Director Orientation and Continuing Education

While the Company does not have a formal director orientation program, the Company and its Board considers that orienting and educating new directors is an important element of ensuring responsible governance. New directors are to be provided with the Company’s continuous disclosure documents, a copy of the Audit Committee Charter, and are invited to attend orientation sessions in the form of informal meetings with members of the Board and senior management, complemented by presentations on the main areas of the Company’s business to improve their understanding of the Company’s business.

Board Assessments

Based upon the Company’s size, and the number of individuals on the Board, the Board considers a formal process for assessing the effectiveness and contribution of the Board as a whole, the Audit Committee or individual directors to be unnecessary at this time. Given that the Board and the Audit Committee meet on several occasions each year, each director has regular opportunity to assess the Board as a whole, the Audit Committee and other directors in relation to the Board and such director’s assessment of the competencies and skills that the Board and the Audit Committee should possess. The Board plans to continue to self-evaluate its own effectiveness and the effectiveness of its Audit Committee and individual directors in such manner.

Code of Business Conduct and Ethics

The Board has adopted the Code of Business Conduct and Ethics (the “Code of Conduct”) which applies to directors, officers, employees, consultants and contractors of the Company and its subsidiaries and encourages and promotes a culture of ethical business conduct. A copy of the Code of Conduct is available under the “Corporate Governance” heading on our website at www.4frontventures.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee has discussed with Davidson, the auditor of the Company, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has received and reviewed the written disclosures and the letter from Davidson required by applicable requirements of the PCAOB regarding Davidson’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Davidson its independence.

The Audit Committee discussed with Davidson the overall scope and plans for their audit. The Audit Committee meets with Davidson, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held 8 meetings during fiscal year 2023.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2023.

The Audit Committee and the Board have also recommended that the shareholders appoint Davidson as the Company’s auditor.

Respectfully submitted,

AUDIT COMMITTEE of the Board of Directors

David Daily, Audit Committee Member Chetan Gulati, Audit Committee Member Kristopher Krane, Audit Committee Member

Executive Compensation

As an emerging growth company under the Jumpstart our Business Startups (JOBS) Act, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended, which permit us to limit reporting of executive compensation to our principal executive officer and our two other most highly compensated named executive officers.

Summary Compensation Table

The following table provides information regarding the compensation awarded to or earned during 2022 and 2023, as applicable, by our named executive officers. All amounts are in whole dollars.

Name and Principal Position	Year	Salary ($)	Bonus ($) (7)	Share- based Awards ($)	Option- based Awards ($)	Non Equity Incentive Plan Compensation ($)	Change in Pension Value And Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Leonid Gontmakher	2022	400,000	-	-	400,000	-	-	-	800,000
Chief Executive Officer and Director (1)	2023	400,000	-	-	297,144	-	-	-	697,144

Keith Adams	2022	174,915	-	-	253,548	-	-	-	428,463
Chief Financial Officer(2)	2023	171,811	204,657	206,250	101,731	-	-	-	684,449

Andrew Thut	2022	340,475	-		1,173,794	-	-	-	1,514,269
Chief Investment Officer & Interim Chief Financial Officer (3)	2023	350,552	297,683	300,000	986,764	-	-	-	1,934,999

Joseph Feltham	2022	300,000	-	-	167,136	-	-	-	467,136
Chief Operating Officer(4)	2023	-	-	-	-	-	-	-	-

Peter Kampian	2022	-	-	-	-	-	-	-	-

Chief Financial Officer(5)	2023	28,000	-	-	135,493	-	-	-	163,493

Nicole Frederick	2022	-	-	-	-	-	-	-	-
Interim Chief Financial Officer(6)	2023	87,747			135,493				223,240

(1)	Mr. Gontmakher was appointed Chief Executive Officer on March 31, 2020. He resigned effective January 8, 2024.
(2)	Mr. Adams was appointed Chief Financial Officer on June 9, 2022. He resigned effective July 31, 2023.
(3)

Mr. Thut was appointed Interim Chief Financial Officer on July 15, 2021. Mr. Thut resigned his position as Interim Chief Financial Officer on June 9, 2022. He was appointed Chief Executive Officer on January 8, 2024.

(4)	Mr. Feltham was appointed Chief Operating Officer on September 11, 2020. Mr. Feltham was relieved of his position as Chief Operating Officer on June 14, 2022. The vacancy has not been filled.
(5)	Mr. Kampian was appointed Chief Financial Officer on December 1, 2023.
(6)

Ms. Frederick was appointed Interim Chief Financial Officer on July 31, 2023. She resigned effective November 30, 2023. Ms. Frederick previously served as the Director of External Reporting since August 2022. The table above only includes compensation earned during 2023 as an executive officer.

(7)	Bonus amounts reflect short-term incentive awards based upon performance in the applicable year and paid in the subsequent year.

Narrative to Summary Compensation Table

Executive Compensation Considerations

The Board reviews financial information and other performance metrics relative to the historical compensation of executive management and comparative information prepared internally. The Board also reviews management’s recommendations for compensation levels of all of the Company’s named executive officers and considered these recommendations with reference to relative compensation levels of like-size institutions. The totality of the information reviewed by the Board is considered when establishing current executive salary levels, and similar analysis is expected to be considered when reviewing and establishing future salaries and long-term incentives. The Company’s compensation policies and practices are designed to ensure that they do not foster risk taking above the level of risk associated with the Company’s business model. For this purpose, the Board generally considers the Company’s financial performance, comparing that performance to the performance metrics included in the Company’s strategic plan. The Board also generally evaluates management’s compensation in light of other specific risk parameters. The Company’s compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company’s compensation programs consist primarily of base salary, bonus and option awards.

Base Salary

Base salaries for named executive officers are determined in the same manner as other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual’s position in relation to similar positions in other companies of similar size in our industry.

Section 162(m) of the Code

Section 162(m) generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to “covered employees,” which include: (i) the Chief Executive Officer; (ii) the Chief Financial Officer; (iii) any employee whose total compensation is required to be reported to shareholders under the Exchange Act by reason of such employee being among the three highest compensated officers for the taxable year (excluding the CEO and CFO); and (iv) any executive who was a “covered employee” for any tax year beginning after December 31, 2016. A “covered employee” includes any individual who meets the definition of a “covered employee” at any time during the year, and also includes executives who are the top three highest paid officers (excluding the CEO or CFO) even if their compensation is not required to be disclosed under existing SEC rules. Section 162(m) of the U.S. Internal Revenue Code of 1986 (the “Code”) was amended by the Tax Cut and Jobs Act of 2018 so that the exceptions for payment of “performance-based compensation” or commissions have been eliminated.

Certain of our executives have received total compensation in excess of $1,000,000, such that we may not be allowed the full federal tax deduction otherwise permitted for such compensation.

Employment Agreements; Potential Payments Upon Termination or Change-in-Control

Pursuant to an employment agreement dated April 18, 2023, Mr. Thut is entitled to an annual salary of $400,000 and is eligible to receive an annual bonus as determined by the Board. In the event that the Company terminates Mr. Thut’s employment without cause or Mr. Thut resigns for good reason, and subject to his execution of a release agreement, he would be entitled to: (i) continued pay and benefits for a twelve month period; (ii) immediate vesting of 50% of any unvested options; and (iii) an extension of time to exercise any options for a period of twelve months from the date of termination. In the event of Mr. Thut’s permanent disability or death, he would be entitled to continued pay and benefits for a six-month period from the date of termination. In the event of a change of control, Mr. Thut would be entitled to (i) a portion of the transaction bonus pool allocated for senior executives; and (ii) immediate vesting of 50% of any unvested options provided he is offered a commensurate position post-closing, otherwise immediate vesting of 100% of any unvested options. Pursuant to the terms of his employment agreement, Mr. Thut has agreed not to engage in any activity which is in competition with the Company during his employment and not to solicit the Company’s employees, independent contractors or clients for a twelve-month period following the date of termination.

Outstanding Equity Awards at 2023 Fiscal Year End

The following table provides information with respect to holdings of unvested options and stock awards held by our named executive officers, on December 31, 2023. All amounts are in whole dollars.

Option Awards						Share-Based Awards
Name and Principal Position	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price (C$)	Option Expiration Date	Number of Shares or Units of Shares that Have Not Vested (#)	Market or Payout Value of Share- Based Awards That Have Not Vested (US$)	Market or Payout Value of Vested Share- Based Awards Not Paid Out or Distributed (US$)
Leonid Gontmakher, Chief Executive Officer and current Director	6/23/2023 7/25/2024	2,466,666 0	1,233,334 400,000	$0.19 $0.12	6/23/2028 7/25/2029	-	-	-
Keith Adams, Chief Financial Officer	7/24/2023 5/29/2023	1,000,000 1,000,000	0 0	$0.18 $0.22	7/24/2028 5/29/2028	0	0	US$85,604
Andrew Thut, Chief Investment Officer and current Chief Executive Officer	4/18/2023 6/23/2023 10/1/2014	1,666,666 5,363,733 1,965,440	2,333,334 2,681,867 0	$0.23 $0.19 $0.10	4/18/2028 6/23/2028	2,405,818	US$124,515.53	0
Peter Kampian, Chief Financial Officer	12/28/2023	500,000	1,500,000	$0.14	12/28/2028	-	-	-

The table below shows the equity and other compensation granted to our non-employee directors during fiscal 2023. All amounts in the table are in whole dollars.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Stock and Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert Hunt(1)	180,000	—	88,822	—	—	—	268,822
David Daily	80,333	—	96,371	—	—	—	176,704
Chetan Gulati	—	—	124,479	—	—	—	124,479
Kathi Lentzsch	8,917	—	—				8,917
Roman Tkachenko	68,667	—	159,336	—	—	—	228,003
Amit Patel(2)	31,250	—	—	—	—	—	31,250
Kristopher Krane(3)	51,777	—	137,755	—	—	—	189,532

(1)	Mr. Hunt resigned on July 3, 2024.
(2)	Mr. Patel resigned on May 16, 2023.
(3)	Mr. Krane was appointed Chairman of the Board on July 3, 2024.

The Board has set the compensation for the independent directors at $50,000 per year for directors not serving as chair of any committee and $60,000 per year for directors serving as chair of a committee or the Board. Directors also annually receive 200,000 stock options each. Directors who are officers, employees, or consultants of the Company receive no cash compensation in their role as a director. The Board will review the compensation paid to the Company’s directors annually to ensure that the Company’s approach to Board compensation is competitive and reflects best practices taking into account current governance trends.

PROPOSAL THREE

APPOINTMENT OF AUDITOR

The Board recommends, on the advice of the Audit Committee, that the shareholders of the Company appoint Davidson as our auditor to audit the Company’s consolidated financial statements for fiscal year 2024. Davidson has served as the Company’s auditor since 2019. To the knowledge of management of the Company, neither such firm nor any of its members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as our auditor.

Principal Independent Registered Public Accounting Firm Fees and Services

Davidson has served as our auditor since July 31, 2019. The engagement of Davidson was approved by the Audit Committee and the Board. Davidson completed the audits of the Company for the years ended December 31, 2021, 2022, and 2023.

During the years ended December 31, 2021, 2022, and 2023 there were no: (i) disagreements with Davidson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Davidson’s satisfaction, would have caused Davidson to make reference thereto in its report on the consolidated financial statements of the Company (as described in Item 304(a)(1)(iv) of Regulation S-K); (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K); or (3) “reportable events” as such term is defined in National Instrument 51-102 – Continuous Disclosure Obligations.

Aggregate fees billed by our auditors for the years ended December 31, 2022 and December 31, 2023 are detailed in the table below.

	2022	2023
Audit Fees(1)	$600,000	$800,000

Audit Related Fees(2)	$98,000	$105,000

Tax Fees(3)	$—	$—

All Other Fees(4)	$35,000	$35,000

Total Fees Paid	$940,000	$733,000

(1)	Fees for audit services on an accrued basis.
(2)	Fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit of the financial statements.
(3)	Fees for professional services rendered for tax compliance, tax advice and tax planning.
(4)	All other fees billed by the auditor for products and services not included in the foregoing categories.

Pre-approval Policies and Procedures

The Audit Committee has established a policy of reviewing, in advance, and either approving or not approving, all audit, audit-related, tax and other non-audit services that our independent registered public accounting firm provides to us. This policy requires that all services received from independent registered public accounting firms be approved in advance by the Audit Committee. The Audit Committee has delegated pre-approval responsibility to the Chair of the Audit Committee with respect to non-audit related fees and services.

The Audit Committee has determined that the provision of the services as set out above is compatible with the maintaining of Davidson’s independence in the conduct of their auditing functions.

The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted “FOR” the appointment of Davidson as the auditor of the Company and to authorize the directors to fix the remuneration of the auditor.

The Board recommends a vote “FOR” this proposal.

PROPOSAL FOUR

APPROVAL OF RESTRICTED EQUITY PLAN

On August 30, 2024, the Board adopted a restricted equity plan (the “Restricted Equity Plan”), whereby the Company grants restricted share units (“RSUs”) exercisable into class A subordinate voting shares of the Company (the “Common Equity”) and restricted stock agreements (“RSAs”) for Common Equity. A summary of the Restricted Equity Plan including a description of the RSUs and RSAs is set out below and a copy of the Restricted Equity Plan is appended hereto as Schedule B.

The Canadian Securities Exchange requires that every three years after the institution by an issuer of a security-based compensation arrangement that does not have a fixed maximum number of securities issuable, such as the Restricted Equity Plan, all unallocated rights, options or other entitlements under such arrangement must be approved by a majority of the issuer’s directors and by the issuer’s shareholders. Accordingly, in accordance with the requirements of the Canadian Securities Exchange, shareholders will be asked at the Meeting to consider and, if thought appropriate, to pass an ordinary resolution to approve the Restricted Equity Plan and the unallocated equity under the Restricted Equity Plan.

If the resolution to approve the unallocated RSUs and RSAs is not passed, no RSUs or RSAs will be granted under the Restricted Equity Plan until shareholder approval is obtained, although individual RSUs and RSAs may still be granted outside the Restricted Equity Plan.

At the Meeting, the shareholders of the Company will be asked to pass the following resolutions (collectively the “Restricted Equity Plan Resolution”):

1. The restricted equity plan (the “Restricted Equity Plan”) of 4Front Ventures Corp. (the “Company”) in substantially the forms described in and appended to the management information circular and proxy statement of the Company dated September 6, 2024 be and the same are hereby ratified, confirmed and approved and shall thereafter continue and remain in effect until further ratification is required pursuant to the rules of the Canadian Securities Exchange (the “CSE”) or other applicable regulatory requirements.

2. All unallocated awards to acquire Class A subordinate voting shares of the Company, and all other rights or other entitlements available under the Restricted Equity Plan, as further amended or supplemented from time to time, are hereby approved and authorized.

3. The Company shall have the ability to continue granting awards under the Restricted Equity Plan until October 18, 2034 or such other date that is three years from the date on which shareholder approval of unallocated awards under such Restricted Equity Plan is obtained.

4. The board of directors of the Company is authorized and directed to make any changes to the Restricted Equity Plan as may be required by the CSE or other regulatory authorities, without further approval by the shareholders of the Company.

5. Any director or officer of the Company is hereby authorized and directed, for and on behalf of the Company, to do all things and to execute, deliver and file all such agreements, documents and instruments, and to do all such other acts and things, as such director or officer deems necessary or desirable to give effect to the forgoing resolutions.

The Board recommends a vote “FOR” this proposal.

Summary of Terms and Conditions of the Restricted Equity Plan

Purpose of the Restricted Equity Plan

The purpose of the Restricted Equity Plan is to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and provide a means by which the eligible recipients may benefit from increases in value of the Common Equity.

Eligible Persons

Any of the Company’s employees, directors, consultants are eligible to participate in the Restricted Equity Plan. The Board may delegate to one or more officers the authority to designate employees who are not officers to be recipients of RSUs or RSAs. The Board will have the power to determine who will be granted RSUs and RSAs and when and how each RSU or RSA will be granted.

The aggregate number of shares of Common Equity that may be issued pursuant to RSUs or RSAs is 100,000,000 shares (the “Share Reserve”). The Share Reserve is a limitation of shares of Common Equity that may be issued under the Restricted Equity Plan and not a limitation on the number of RSUs or RSAs that can be granted.

If an RSU or RSA or portion thereof (i) expires or terminates without all the shares covered by such RSU or RSA having been issued or (ii) is settled in cash, such expiration, termination, or settlement will not reduce the Share Reserve. Any shares reacquired by the Company in satisfaction of tax withholding obligations on an RSU or RSA will again become available for issuance under the Restricted Equity Plan.

Dissolution or Liquidation

In the event of a complete dissolution or complete liquidation of the Company, all outstanding RSUs and RSAs will terminate immediately prior to the completion of the dissolution or liquidation, and the shares of Common Equity subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company, notwithstanding the fact that the holder of such RSU or RSA is providing Continuous Service (as defined in the Restricted Equity Plan). However, the Board may, in its sole discretion, cause some or all RSUs and RSAs to become fully vested (to the extent such RSUs and RSAs have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

Corporate Transaction

In the event the Company is a party to a merger or consolidation, or in the event of a sale of all or substantially all of the Company’s stock or assets, or a similar corporate transaction with a third party (collectively, a “corporate transaction”), then the Board may, take one or more of the following actions: (a) accelerate the vesting, in whole or in part, of an RSU or RSA; (ii) arrange for the surviving corporation or acquiring corporation (or its parent company) to assume or continue the RSU or RSA or to substitute a similar stock award for the RSU or RSA; (iii) if the surviving corporation or acquiring corporation (or its parent company) does not assume, continue, or substitute the RSU or RSA, then to cancel the unvested RSU or RSA for no consideration; (iv) assign any reacquisition or repurchase rights held by the Company in respect of Common Equity issued under the RSU or RSA to the surviving corporation or acquiring corporation (or its parent company); (v) delay payments on RSUs or RSAs to the same extent that payment of consideration to the holders of the Company’s Common Equity in connection with the corporate transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board is not required to take the same action or actions with respect to all RSUs and RSAs or portions thereof or with respect to all Participants (as defined below). The Board may take different actions with respect to the vested and unvested portions of an RSU or RSA.

Change of Control

An RSU or RSA may be subject to additional acceleration of vesting upon or after a Change in Control (as defined in the Restricted Equity Plan) as may be provided in the RSU or RSA or as may be provided in any other written agreement between the Company or any Affiliate (as defined in the Restricted Equity Plan) and the Participant, but in the absence of such provision, no such acceleration will occur.

Description of RSUs and RSAs

Each RSU or RSA will contain terms and conditions as the Board deems appropriate. The terms and conditions of RSUs and RSAs may change from time to time, and the terms and conditions of separate RSUs and RSAs need not be identical. Each RSU and RSA will conform to the substance of each of the following provisions: (a) at the time of the grant of the RSU or RSA, the Board, at its sole discretion, may impose restrictions on or conditions to the vesting of the RSU or RSA; (b) an RSU or RSA may be settled by the delivery of shares of Common Equity, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the RSU or RSA; (c) at the time of the grant of the RSU or RSA, the Board may impose restrictions or conditions that delay the delivery of the shares of Common Equity (or their cash equivalent) subject to an RSU or RSA to a time after the vesting of the RSU or RSA; (d) dividend equivalents may be credited in respect of shares of Common Equity, as determined by the Board and contained in the RSU or RSA. At the Board’s sole discretion, such dividend equivalents may be converted into additional shares of Common Equity covered by the RSU or RSA in such manner as determined by the Board. Any additional shares covered by the RSU or RSA credited by reason of such dividend equivalents will be subject to all the same terms and conditions of the underlying RSU or RSA agreement to which they relate; (e) except as otherwise provided in the applicable RSU or RSA, such portion of the RSU or RSA that has not vested will be forfeited upon the Participant’s termination of Continuous Service (as defined in the Restricted Equity Plan); and (f) any RSU or RSA granted under the Restricted Equity Plan that is not exempt from the requirements of Section 409A of the Internal Revenue Code of 1986 (the “Code”), shall contain such provisions so that such RSU or RSA will comply with the requirements of Section 409A of the Code.

The terms of any repurchase right will be specified in the RSU or RSA. The repurchase price for vested shares of Common Equity will be the Fair Market Value (as defined in the Restricted Equity Plan) of the shares of Common Equity on the date of repurchase. However, the Company will not exercise its repurchase right until at least six months have elapsed following delivery of shares of Common Equity.

Administration of the Restricted Equity Plan

The Board will have the power to determine: (a) who will be granted RSUs and RSAs; (b) when and how each RSU or RSA will be granted; (c) the provisions of each RSU or RSA, including vesting criteria; (d) the number of shares of Common Equity subject to an RSU or RSA; (d) whether an RSU or RSA will be settled in cash or Common Equity; and (f) fair market value. The Company will seek to obtain from each regulatory commission or agency the required authority to issue and sell shares of Common Equity upon settlement of the RSUs and RSAs.

Tax Withholding

The Company may, in its sole discretion, satisfy any federal, state, or local tax withholding obligation relating to an RSU or RSA by any of the following means or by a combination of such means: (i) requiring the person to whom an RSU or RSA is granted to (the “Participant”) to tender a cash payment; (ii) withholding shares of Common Equity from the shares of Common Equity issued or otherwise issuable to the Participant in connection with the RSU or RSA; (iii) withholding cash from an RSU or RSA settled in cash; (iv) withholding payment from amounts payable to the Participant outside the Restricted Equity Plan (e.g., base salary); or (v) by such other method as may be set forth in the RSU or RSA.

Amendments and Termination

Subject to the provisions of the Restricted Equity Plan and the rules of the Canadian Securities Exchange, the Board may from time to time amend, suspend, or terminate the Restricted Equity Plan at any time and for any reason. No amendment, suspension, or termination of the Restricted Equity Plan may impair rights and obligations under any RSU or RSA granted while the Restricted Equity Plan is in effect except with the written consent of the affected Participant or as otherwise permitted by the Plan. To the extent required by applicable law, the Restricted Equity Plan will be subject to approval of the Company’s shareholders within 12 months before or after its adoption date. In addition, an amendment effecting any material change to the Restricted Equity Plan terms will be subject to approval of the Company’s shareholders only if required by applicable law. Any amendment to the Restricted Equity Plan, or to the terms of any RSUs or RSAs previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange, and any such amendment, alteration, suspension, discontinuation or termination of an RSU or RSA will be in compliance with Canadian Securities Exchange policies.

Subject to the provisions of the Restricted Equity Plan, the Board will have the power to amend the terms of any one or more RSUs or RSAs; provided that a Participant’s rights under any RSU or RSA will not be impaired by the amendment unless the Company obtains the written consent of the affected Participant. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by the amendment if the Board determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more RSUs or RSAs without the affected Participant’s consent to clarify the manner of exemption from, or to bring the RSU or RSA into compliance with, Section 409A of the Code, or to comply with other applicable laws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our SVS and MVS as of the Record Date by:

•	each shareholder known by us to beneficially own more than 5% of our SVS or our MVS;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after such date through: (i) the exercise of any option or warrant; (ii) the conversion of a security; (iii) the power to revoke a trust, discretionary account or similar arrangement; or (iv) the automatic termination of a trust, discretionary account or similar arrangement. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each person identified in the table has sole voting and investment power over all of the Shares shown opposite such person’s name.

The percentage of beneficial ownership is based on 913,923,993 SVS and 1,276,208 MVS outstanding as of the Record Date. The address for each director and executive officer is c/o 4Front Ventures Corp., 7010 E. Chauncey Lane, Suite 235, Phoenix, AZ 85054.

	Subordinate Voting Shares		Multiple Voting Shares		Total		Voting
Name, Position and Address of Beneficial Owner	Number Beneficially Owned	% of Total Subordinate Voting Shares	Number Beneficially Owned	% of Total Multiple Voting Shares	Total Number of Capital Stock Beneficially Owned	% of Total Capital Stock	% of Voting Capital Stock
Leonid Gontmakher	40,999,711	6.14%	-	-%	40,999,711	6.14%	2.41%
Former Chief Executive Officer
Keith Adams	-	-%	-	-%	-	-%	-%
Former Chief Financial Officer
Andrew Thut	11,678,960	1.75%	154,956	12.14%	11,833,916	1.77%	8.03%
Former Chief Investment Officer, Former Interim Chief Financial Officer and current Chief Executive Officer

David Daily	22,000	-%	-	-%	22,000	-%	-%
Director
Chetan Gulati	21,561,581	3.23%	-	-%	21,561,581	3.23%	1.28%
Director
Robert Hunt	-	-%	-	-%	-	-%	-%
Former Director
Amit Patel	-	-%	-	-%	-	-%	-%
Former Director
Kathi Lentzsch	-	-%	-	-%	-	-%	-%
Former Director
Kristopher Krane	10,415,280	1.56%	-	-%	10,415,280	1.56%	0.62%
Director
Roman Tkachenko	11,624,560	1.74%	-	-%	11,624,560	1.74%	0.69%
Director
Peter Kampian	-	-%	-	-%	-	-%	-%
Chief Financial Officer

All Board directors and named executive officers as a group	96,302,092	14.42%	154,956	12.14%	96,457,048	14.44%	13.03%

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Board assesses proposed transactions, arrangements or relationships in which we are a participant to determine if it would constitute a related party transaction under applicable law or require a director to disclose his or her interest and abstain from voting on a matter. The Board may in certain of these instances establish a special committee of independent directors to assess the transaction or arrangement.

As appropriate for the circumstances, the Board or any committee may review and consider, among other matters:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party; and

•	the purpose of, and the potential benefits to us of, the transaction.

Reportable Transactions

LI Lending LLC

On May 10, 2019, the Company entered into a loan agreement with LI Lending LLC (“LI Lending”), a related party, for $50.0 million, of which $45.0 million was drawn as of June 30, 2024 in two amounts: (i) $35.0 million bearing interest at a rate of 10.25% and (ii) $10.0 million bear interest at a rate of 12.25%. The loan was to mature on May 10, 2024 upon which the Company was to pay an exit fee of 20% of the remaining principal balance.

In April 2020, the loan was amended to release certain assets previously held as collateral and to make principal prepayments totaling $2.0 million applied to the initial $35.0 million amount, decreasing the principal balance to $33.0 million. In December 2020, the loan was amended and restated to increase the interest rate by 2.5% of which payments of the incremental interest were paid-in-kind until January 1, 2022. The Company was still required to make interest-only payments monthly of 10.25% on the initial $33.0 million and 12.25% on the final $10.0 million of the loan until January 1, 2022, when monthly interest rates were increased to 12.75% for the initial $33.0 million and 14.75% for the final $10.0 million for the remaining term.

In July 2023, the Company entered into the first amendment to the restated loan agreement to extend the maturity date of the loan to May 1, 2026, to reduce the interest rate to 12.0% per annum beginning May 1, 2024, and to expand the amount of third-party financings allowed under the loan agreement. In addition, the exit fee of $9.0 million was removed and deferred interest in the amount of $9.2 million was added to the principal of the promissory note on May 1, 2024, for a total payable at maturity of $51.7 million. As compensation for the amendment, the Company agreed to pay an extension fee of $0.5 million payable in cash on May 1, 2024. In addition, the Company issued warrants to purchase a variable number of SVS on August 10, 2023 wherein each warrant shall be exercisable into one SVS at an exercise price of $0.17 through May 1, 2026.

On January 29, 2024, the Company entered into the second amendment to the restated loan agreement to convert $23.0 million of the loan into 244,680,852 SVS and issued LI Lending a warrant to purchase 36,702,127 SVS at a price of C$0.14. In addition, the Company issued LI Lending an RSU agreement providing that, in the event of a financing by the Company on or before July 29, 2024 at less than C$0.125 per SVS, LI Lending would be entitled to receive a number of shares necessary to restore it to 18.43% of the voting interests of the Company. No financing that would trigger the RSU has occurred as of June 30, 2024. The parties agreed that accrued interest in the amount of $0.2 million would be paid-in-kind.

Krane Consulting Agreement

Between June 2021 and February 2023, Kristopher Krane served as a consultant to the Company under a consulting agreement (“Krane Consulting Agreement”). Certain provisions of the Krane Consulting Agreement survived termination, including his obligation to assist the Company in its efforts to recover approximately $30 million in payments from certain legacy clients, and his entitlement to receive five percent of the Company’s recovery from those clients. The Company’s efforts to recover the outstanding amounts are ongoing, and it is unclear at this time what amount, if any, the Company will ultimately recover.

SHAREHOLDER PROPOSALS FOR 2024 ANNUAL GENERAL MEETING

Our Annual General Meeting of Shareholders generally is expected to be held by the beginning of October of each year. If you wish to submit a proposal to be included in our Proxy Statement for our 2025 Annual General Meeting of Shareholders, proposals must be signed and submitted by a qualified shareholder who has complied with the relevant rules of the SEC and the Business Corporations Act (British Columbia) (the “BCBCA”) and must be delivered to our registered office at 4Front Ventures Corp., c/o Corporate Secretary, 1133 Melville St Suite 2700, Vancouver, BC V6E 4E5 at least 3 months before the anniversary of the previous year’s annual general meeting (i.e., before July 2, 2025). Pursuant to the BCBCA, a qualified shareholder is a person who: (i) is a registered owner or beneficial owner of one or more shares of our Company that carry the right to vote at general meetings; and (ii) has been a registered owner or beneficial owner of one or more such shares for an uninterrupted period of at least two (2) years before the date of the signing of the proposal, provided that a person is not a qualified shareholder if the person has submitted and failed to present at an annual general meeting a previous proposal.

The proposal must also be signed by qualified shareholder who, together with the submitted, are, at the time of signing, registered or beneficial owners of shares that in the aggregate constitute at least 1/100 of the issued and outstanding shares of our Company that carry the right to vote at the 2025 Annual General Meeting of Shareholders or have a fair market value in excess of CAD$2,000.

The proposal must be accompanied by a declaration from the submitter and each supporter, signed by the submitter or supporter, as the case may be, or, in the case of a submitter or supporter that is a corporation, by a director or senior officer of the signatory: (i) providing the name of and a mailing address for that signatory; (ii) declaring the number and class or series of shares carrying the right to vote at general meetings that are owned by that signatory as a registered owner or beneficial owner; and (iii) unless the name of the registered owner has already been provided, providing the name of the registered owner of those shares. A proposal may be accompanied by one written statement in support of the proposal. The proposal and, if any, the statement, together, must not exceed 1,000 words in length (excluding signatures and the declarations referred to above).

A company that receives a proposal must send to all of the persons who are entitled to notice of the annual general meeting in relation to which the proposal is made: (i) the text of the proposal; (ii) the names and mailing addresses of the submitter and the supporters, and (iii) the text of the statement, if any, accompanying the proposal. The Company will allow a submitter to present the proposal, in person or by proxy, at the 2025 Annual General Meeting of Shareholders if the submitter is a qualified shareholder at the time of that meeting. If our Company receives more than one proposal in relation to the 2025 Annual General Meeting of Shareholders and the proposals relate to substantially the same matter, our Company only needs to comply with (i) to (iii) above in respect of the first of such proposals.

The Company need not process a proposal if any of the following circumstances applies: (i) the directors have called the 2025 Annual General Meeting of Shareholders after the date on which the proposal is received by the Company and have sent notice of that meeting in accordance with the BCBCA; (ii) the proposal is not valid or exceeds the maximum length as further described above; (iii) substantially the same proposal was submitted to shareholders in a notice of meeting, or an information circular or equivalent, relating to a general meeting that was held not more than 5 years before the receipt of the proposal, and did not receive the sufficient support at the meeting in accordance with the BCBCA; (iv) it clearly appears that the proposal does not relate in a significant way to the business or affairs of the Company; (v) it clearly appears that the primary purpose for the proposal is securing publicity or enforcing a personal claim or redressing a personal grievance against the Company or any of its directors, officers or security holders; (vi) the proposal has already been substantially implemented; (vii) the proposal, if implemented, would cause the Company to commit an offence; or (viii) the proposal deals with matters beyond the Company’s power to implement.

If the Company does not intend to process a proposal in accordance with the BCBCA, as further described above, the Company must, within 21 days after the proposal is received by our registered office, send to the submitter: (i) written notice of the Company’s decision in relation to the proposal; and (ii) a written explanation as to the Company’s reasons for its decision. The submitter may apply to the court for a review of the Company’s decision. The court may restrain the holding of the annual general meeting in relation to which the proposal is made and may, if it determines that the Company did not have proper grounds to refuse to process the proposal, make any order it considers appropriate.

EXPENSES OF SOLICITATION

All costs incurred in the solicitation of Proxies for the Meeting will be borne by the Company. In addition to the solicitation by mail, officers and employees of the Company may solicit Proxies by telephone, email or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of SVS held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON

Other than as set forth in this Proxy Statement, no person who has been a director or senior officer of the Company at any time since the beginning of the last financial year, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

Other than as set forth in this Proxy Statement, no director, proposed director, executive officer, nor any of their respective associates or affiliates, is or has been indebted to the Company or its subsidiaries since the beginning of the Company’s most recently completed financial year.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as disclosed in this Proxy Statement, no informed person, no director of the Company and no associate or affiliate of any informed person or director has any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

ADDITIONAL INFORMATION AVAILABLE

Notice of Internet Availability of Proxy Materials

In accordance with rules and regulations adopted by the SEC and by the Canadian Securities Administrators under National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer, the Company will be relying on the notice-and-access delivery procedures, and we may furnish our proxy statement and annual report to shareholders of record by providing access to those documents via the Internet instead of mailing printed copies. The notice you received regarding the Internet availability of our Proxy Materials (the “Notice”) provides instructions on how to access our Proxy Materials and cast your vote via the Internet, by fax or by mail.

Shareholders’ access to our Proxy Materials via the Internet is more environmentally friendly as it will help reduce paper use and will also reduce the cost of printing and mailing the Proxy Materials to Shareholders. If you would like to receive a paper or email copy of our Proxy Materials, you should follow the instructions in the Notice for requesting those materials.

Websites Where Proxy Materials Are Posted

Proxy Materials can be viewed online under the Company’s profile on the SEC’s website at www.sec.gov and on SEDAR+ at www.sedarplus.com or at www.alliancetrust.ca/4front, the website for the Proxy Materials maintained by Alliance Trust Company. The Proxy Materials will remain posted on Alliance Trust Company’s website at least until the date that is one year after the date the Proxy Materials were posted.

How to Obtain Paper Copies of the Proxy Materials

Shareholders may request paper copies of the proxy materials be sent to them by postal delivery at no cost to them. Requests may be made up to one year from the date the proxy materials are posted on the website of Alliance Trust Company. Any Shareholder who wishes to receive a paper copy of the Proxy Material must contact the Company’s registrar and transfer agent, Alliance Trust Company, at #1010, 407 – 2nd Street SW, Calgary, Alberta, T2P 2Y3 or by phone at (403) 237- 6111 or by email by emailing inquiries@alliancetrust.ca. In order to ensure that a paper copy of the Proxy Material can be delivered to a requesting Shareholder in time for such Shareholder to review the Proxy Material and return a form of proxy or voting instruction form prior to the proxy deadline, it is strongly suggested that a Shareholder ensure their request is received no later than ten (10) business days in advance of the return time set out in the voting instruction form and/or form of proxy, as applicable.

The Proxy Statement provides additional detailed information relating to the matters to be dealt with at the Meeting and is supplemental to, and expressly made a part of, the Notice. Additional information about the Company and its consolidated financial statements are also available under the Company’s profile on the SEC’s website at www.sec.gov and on SEDAR+ at www.sedarplus.ca.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board and management are not aware of any other matter, other than those described herein, which will be presented for consideration at the Meeting. Should any other matter requiring a vote of the shareholders properly come before the Meeting or any adjournment thereof, the enclosed proxy confers upon the persons named in and entitled to vote the shares represented by such proxy discretionary authority to vote the shares represented by such proxy in accordance with their best judgment in the interest of the Company on such matters. The persons named in the enclosed proxy also may, if it is deemed advisable, vote such proxy to adjourn the Meeting from time to time.

Please sign, date and return promptly the enclosed proxy at your earliest convenience in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors,

/s/ Kristopher Krane

Kristopher Krane Chair

Phoenix, Arizona

September 13, 2024

SCHEDULE A

4FRONT VENTURES CORP.

AUDIT COMMITTEE CHARTER

1.	PURPOSE & OBJECTIVES OF THE COMMITTEE

●	The Audit Committee (“Committee”) is a committee of the Board of Directors (the “Board”) of 4Front Ventures Corp. (“4Front”).
●

The main objective and role of the Committee is to assist the Board in discharging its responsibility to exercise due care, diligence and skill in relation to 4Front and its subsidiaries in relation to:

◾	Financial Reporting
●	Application of accounting policies;
●	Management reports;
●	Semi-annual and annual reports;
●	Financial management;

◾	Audit Functions and Coverage
●	Internal (including internally sourced and outsourced); and
●	External.

2.	MEMBERSHIP OF THE COMMITTEE

●	The Committee shall be comprised of a minimum of three Directors, appointed by the Board, a majority of which shall be independent under applicable securities legislation.
●	All members of the Committee shall be “financially literate” within the meaning of National Instrument 52-110 - Audit Committees.
●	The Board shall appoint a chair of the Committee (“Chair”) from the independent members of the Committee.

3.	MEETINGS OF THE COMMITTEE

●	Meetings shall be held not less than three times a year, having regard to 4Front’s semi-annual and annual reporting and audit cycle including timing of Board meetings.
●	Any member of the Committee, the Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”) or the external auditors may request a meeting at any time they consider it necessary.
●	A quorum for a meeting of the Committee shall be two members.
●

The Committee may have in attendance such members of management, including the CFO, and such other persons, including the internal and external auditors, as it considers necessary to provide appropriate information and explanations.

●	All Directors who are not members of the Committee shall be entitled to attend meetings of the Committee only at the invitation of the Committee.
●	The CEO shall not attend those meetings which the Committee chooses to hold without any of the executives present.
●	Reasonable notice of meetings and the business to be conducted shall be given to the members of the Committee, all other members of the Board, the CEO, the CFO, and the internal and external auditors.
●	Minutes of all meetings shall be kept by the Board secretary.

4.	RESPONSIBILITIES OF THE COMMITTEE

The Committee has oversight responsibility in two areas:

●	Financial Reporting
●	Audit Functions and Coverage

4.1	Financial Reporting

The Committee has responsibility for:

●	Ensuring that 4Front retains accurate financial and accounting records.
●

Obtaining from the CEO and the CFO a formal statement that 4Front’s financial reports present a true and fair view, in all material respects, and 4Front’s financial condition and operational results are in accordance with applicable accounting standards.

●	Reviewing the interim and annual financial statements and reports.
●

Oversight of compliance and statutory responsibilities relating to financial regulations and guidelines and rules of the Canadian Securities Exchange, or such other stock exchange 4Front’s shares principally trade on.

●	Reviewing financial information prior to its public dissemination.
●	Reviewing 4Front’s accounting policies and reporting requirements to ensure accuracy and timeliness and the inclusion of appropriate disclosures.
●	Considering matters which might be raised by shareholders at 4Front’s annual meeting of shareholders.

4.2	Audit Functions and Coverage

The Committee has responsibility for:

●	Recommending the appointment and removal of the internal and the external auditors, their fees and the terms of their engagement.
●	Direct communication with and unrestricted access to the external and internal auditors and accountants.
●

Review of the annual audit plans and fees with the internal and the external auditors ensuring coordination and appropriate reliance placed by the external auditors on the work undertaken by internal audit.

●	Monitoring and reviewing the external and internal auditing practices.
●	With respect to services provided by the external auditor:

◾	Ensuring the rotation of the external auditor or lead audit partner and peer review partner at least every five years with suitable succession planning.
◾	The external auditors are authorised to provide the following types of services:
●	Statutory and other audits.
●	Treasury management.
◾	The external auditors will not provide the following types of services:
●	Management consultancy and, in particular, the selection and implementation of technology solutions integrated with the financial information systems.
●	Information and other business risk assurance, including forensic.
●	Outsourcing of internal audit.
●	Purchase and vendor due diligence in M&A, including advice on tax deal structures.
●	Valuation which will then be subject of their audit.
●	Book-keeping services (excluding advice on the statutory accounts).
●	Tax compliance and advisory.
◾	Any other advisory services unrelated to the statutory audit required from our external auditors must be first approved by the CFO and if over $20,000 be approved by the Board.
◾	Total non-audit fees to be regularly monitored by the Board.
●	With respect to the internal audit function and coverage:
◾	This will be determined by management based on the risk management framework as modified from time to time.
◾	Management will determine and report on the resources to be deployed from internal and external sources.
◾	Obtaining confirmation as to the adequacy of the internal controls.
◾	Receiving reports from completed audits and ensuring that recommendations are agreed, including actions and timelines, with management.
◾	Reviewing annually the effectiveness of the internal audit function.
●	Approving the annual internal audit plan.
●	Monitoring the implementation of recommendations made by external and internal auditors’ actions agreed to be implemented by management.
●	Ensuring that reports issued by auditors to management are tabled at Board Meetings together with management’s response.

4.3	Internal Controls

The Committee has responsibility for:

●	Reviewing whether management’s approach to maintaining an effective internal control framework is sound and effective.
●	Ensuring that the external auditors discuss with the Committee any event or matter which suggests the possibility of fraud, illegal acts or deficiencies in internal controls.
●	Reviewing whether management has in place relevant policies and procedures, and that these are periodically reviewed and updated.
●	Obtaining from the CEO and the CFO a written statement that:

◾

The statement given to the Audit Committee in respect of 4Front’s financial reports presenting a true and fair view, in all material respects, and 4Front’s financial condition and operational results are in accordance with applicable accounting standards (by the CEO and the CFO) is founded on a sound system of internal compliance and control which implements the policies adopted by the Board; and

◾	4Front’s internal compliance and control systems are operating efficiently and effectively in all material respects.

●

Ensuring that 4Front maintains appropriate business continuity, material damage and liability insurance covers to ensure that the earnings of the business are well protected from adverse circumstances.

●	Reviewing 4Front’s Code of Business Conduct and Ethics, compliance with the law with respect to financial matters and other relevant legislation under applicable Canadian corporate and securities law.
●	Review of the frequency and significance of all transactions between 4Front and related parties and assessment of their propriety.

5.	ACCESS AND AUTHORITY

●	The Committee is authorised by the Board to investigate any activity within its terms of reference as set out in Section 4 of this Charter.
●	The Committee is authorised to seek any information it requires from any employee and all employees will be directed to co-operate with any request made by the Committee.
●

The Committee is authorised by the Board to obtain, at the expense of 4Front, such outside legal or other independent professional advice, and to arrange for the attendance at meetings, at the expense of 4Front, of outside parties with relevant experience and expertise, as it considers necessary to carry out its responsibilities.

6.	ACCOUNTABILITY AND REPORTING

●	The Committee shall ensure that processes are in place and that those processes are monitored so that the Board is properly and regularly informed and updated on corporate financial matters.
●	The Committee shall maintain direct lines of communication with the external auditors, the CEO, the CFO, and the internal auditors and with management generally.
●

Management are required to immediately notify the Committee of any material breakdown in internal controls and any event of fraud or malpractice. Should a material breakdown in internal control be uncovered by the internal auditor or external auditor, management and the internal auditor or external auditor are immediately required to inform the Committee.

●	Any reporting of a material breakdown in internal control and any event of fraud or malpractice must also be accompanied with management’s proposed corrective actions.
●	The Committee shall be provided with copies of all letters between the internal and external auditors and management.
●	After each Committee meeting, the Chair shall report the Committee’s findings and recommendations to the Board.
●	The minutes of all Committee meetings shall be circulated to members and the Board, the CFO and the external auditors.
●	The Chair shall present an annual report to the Board summarizing the Committee’s activities during the year and any related significant results and findings.

REVIEW OF THE COMMITTEE AND CHARTER

At least once a year the Committee will undertake a self-review and report on the effectiveness of the Audit Committee to the full Board. The Board will review both this Charter and the Committee’s performance against this Charter annually.

Membership of the Committee will be reviewed each year after the annual meeting and at other times as necessary.

SCHEDULE B

4FRONT VENTURES CORP.

RESTRICTED EQUITY PLAN

4FRONT VENTURES CORP.

RESTRICTED EQUITY PLAN

Adopted by the Board of Directors: August 30, 2024

Termination Date: August 30, 2034

1.	GENERAL.

(a)  Issuer; Meaning of Certain Terms. This Plan is adopted by 4Front Ventures Corp. (the “Company”). References to “shares” or “stock” and similar terms refer to the Class A Subordinate Voting Shares of the Company (“Common Equity”), as they may be adjusted pursuant to Section 7(a). Section 12 contains the definitions of certain capitalized terms used in this Plan.

(b)  Type of Awards; Eligible Recipients. The Plan provides for the grant of restricted stock units (“RSUs”) and restricted stock awards (“RSAs”) in the form of written agreements. Employees, Directors, and Consultants are eligible to receive RSUs and RSAs.

(c)  Purpose. The Plan, through the granting of RSUs and RSAs, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Equity.

2.	ADMINISTRATION.

(a)  Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or to one or more Officers, as provided in Section 2(c) and 2(d).

(b)  Powers of Board. The Board will have the power, subject to and within the limitations of the express provisions of this Plan:

(i)  To determine (A) who will be granted RSUs and RSAs; (B) when and how each RSU or RSA will be granted; (C) the provisions of each RSU or RSA (which need not be identical), including vesting criteria; (D) the number of shares of Common Equity subject to an RSU or RSA; (E) whether an RSU will be settled in cash or Common Equity; and (F) Fair Market Value.

(ii)  To construe and interpret the Plan and RSUs and RSAs granted under it, and to establish, amend, and revoke rules and regulations for administration of the Plan and RSUs and RSAs. The Board in the exercise of these powers may correct any defect, omission, or inconsistency in the Plan or in any RSU or RSA, in a manner and to the extent it deems necessary or expedient to make the Plan or RSU or RSA fully effective.

(iii)  To settle all controversies regarding the Plan and RSUs and RSAs granted under it.

(iv)  To accelerate in whole or in part the time at which an RSU or RSA vests.

(v)  To approve forms of RSUs and RSAs for use under the Plan.

(vi)  To amend the terms of any one or more RSUs and RSAs; provided however, that a Participant’s rights under any RSU or RSA will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more RSUs or RSAs without the affected Participant’s consent to clarify the manner of exemption from, or to bring the RSU or RSA into compliance with, Section 409A of the Code, or to comply with other applicable laws.

(vii)  To exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or RSUs or RSAs.

(viii)  To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors, or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any RSU or RSA that are required for compliance with the laws of the relevant foreign jurisdiction).

(c)  Delegation to Committee. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(d)  Delegation to an Officer. The Board may delegate to one or more Officers the authority to: (i) designate Employees who are not Officers to be recipients of RSUs and RSAs; (ii) determine the number of shares of Common Equity to be subject to such RSUs and RSAs granted to such Employees; and (iii) determine the terms of such RSUs and RSAs; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Equity that may be subject to the RSUs or RSAs granted by such Officer and that such Officer may not grant an RSU or RSA to himself or herself. Any such RSUs or

RSAs will be granted on the form of RSU or RSA most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority.

(e)  Effect of Board’s Decision. All determinations, interpretations, and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding, and conclusive on all persons.

3.	SHARES SUBJECT TO THE PLAN.

(a)  Share Reserve.

(i)  Subject to Section 7(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Equity that may be issued pursuant to RSUs and RSAs from and after the Effective Date is 100,000,000 shares (the “Share Reserve”).

(ii)  For clarity, the Share Reserve is a limitation on the number of shares of Common Equity that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of RSUs or RSAs, except as provided in Section 5(a), or the settlement of RSUs or RSAs in cash.

(b)  Reversion of Shares to the Share Reserve. If an RSU or RSA or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such RSU or RSA having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the Share Reserve. Any shares reacquired by the Company in satisfaction of tax withholding obligations on an RSU or RSA will again become available for issuance under the Plan.

(c)  Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Equity, including shares repurchased by the Company on the open market or otherwise.

4.	PROVISIONS OF RSUS AND RSAS.

(a)  RSUs. Each RSU or RSA will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of RSUs or RSAs may change from time to time, and the terms and conditions of separate RSUs and RSAs need not be identical. Each RSU or RSA will conform to (through incorporation of the provisions of this Plan by reference in the RSU or RSA or otherwise) the substance of each of the following provisions:

(b)  Vesting. At the time of the grant of an RSU or RSA, the Board may impose such restrictions on or conditions to the vesting of the RSU or RSA as it, in its sole discretion, deems appropriate.

(c)  Payment. An RSU or RSA may be settled by the delivery of shares of Common Equity, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the RSU or RSA.

(d)  Additional Restrictions. At the time of the grant of an RSU or RSA, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Equity (or their cash equivalent) subject to an RSU or RSA to a time after the vesting of such RSU or RSA.

(e)  Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Equity covered by an RSU or RSA, as determined by the Board and contained in the RSU or RSA. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Equity covered by the RSU or RSA in such manner as determined by the Board. Any additional shares covered by the RSU or RSA credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying RSU or RSA to which they relate.

(f)  Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable RSU or RSA, such portion of the RSU or RSA that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(g)  Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any RSU or RSA granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such RSU or RSA will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the RSU or RSA. For example, such restrictions may include, without limitation, a requirement that any Common Equity that is to be issued in a year following the year in which the RSU or RSA vests must be issued in accordance with a fixed pre-determined schedule.

5.	COVENANTS OF THE COMPANY.

(a)  Availability of Shares. The Company will keep available at all times the number of shares of Common Equity reasonably required to satisfy then-outstanding RSUs and RSAs.

(b)  Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Equity upon settlement of the RSUs and RSAs.

(c)  No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such RSU or RSA. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an RSU or RSA. The Company has no duty or obligation to minimize the tax consequences of an RSU or RSA to the holder of such RSU or RSA.

6.	MISCELLANEOUS.

(a)  Corporate Action Constituting Grant of RSUs and RSAs. Corporate action constituting a grant by the Company of an RSU or RSA to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the RSU or RSA is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions, or minutes) documenting the corporate action constituting the grant contain terms (e.g., vesting schedule or number of shares) that are inconsistent with those in the RSU or RSA as a result of a clerical error in the papering of the RSU or RSA, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the RSU or RSA.

(b)  No Member Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Equity subject to an RSU or RSA unless and until (i) such Participant has satisfied all requirements for issuance of shares of Common Equity under the RSU or RSA pursuant to its terms, and (ii) the issuance of the Common Equity subject to the RSU or RSA has been entered into the books and records of the Company.

(c)  No Employment or Other Service Rights. Nothing in the Plan, any RSU or RSA, or any other instrument executed thereunder or in connection with any RSU or RSA granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the RSU or RSA was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Manager pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d)  Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any RSU or RSA to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares subject to any portion of such RSU or RSA that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such RSU or RSA. In the event of any such reduction, the Participant will have no right with respect to any portion of the RSU or RSA that is so reduced or extended.

(e)  Investment Assurances. The Company may require a Participant, as a condition of acquiring Common Equity under any RSU or RSA, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the RSU or RSA; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Equity subject to the RSU or RSA for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Equity. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the acquisition of Common Equity under the RSU or RSA has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Equity.

(f)  Withholding Obligations. The Company may, in its sole discretion, satisfy any federal, state, or local tax withholding obligation relating to an RSU or RSA by any of the following means or by a combination of such means: (i) requiring the Participant to tender a cash payment; (ii) withholding shares of Common Equity from the shares of Common Equity issued or otherwise issuable to the Participant in connection with the RSU or RSA; provided, however, that no shares of Common Equity are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the RSU or RSA as a liability for financial accounting purposes); (iii) withholding cash from an RSU or RSA settled in cash; (iv) withholding payment from amounts payable to the Participant outside this Plan (e.g., base salary); or (v) by such other method as may be set forth in the RSU or RSA.

(g)  Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(h)  Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Equity or the payment of cash upon the settlement of all or a portion of any RSU or RSA may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of RSUs and RSAs and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(i)  Compliance with Section 409A of the Code. To the extent that the Board determines that any RSU or RSA granted hereunder is subject to Section 409A of the Code, the RSU or RSA shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and RSUs shall be interpreted in accordance with Section 409A of the Code.

(j)  Repurchase Limitation. The terms of any repurchase right will be specified in the RSU or RSA. The repurchase price for vested shares of Common Equity will be the Fair Market Value of the shares of Common Equity on the date of repurchase, unless otherwise specified in the RSU or RSA. However, the Company will not exercise its repurchase right until at least six months (or such longer or shorter period of time necessary to avoid classification of the RSU or RSA as a liability for financial accounting purposes) have elapsed following delivery of shares of Common Equity subject to the RSU or RSA, unless otherwise specifically provided by the Board.

7.	ADJUSTMENTS UPON CHANGES IN COMMON EQUITY; OTHER CORPORATE EVENTS.

(a)  Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), and (ii) the class(es) and number of securities and price per share of stock subject to outstanding RSUs and RSAs. The Board will make such adjustments, and its determination will be final, binding, and conclusive.

(b)  Dissolution or Liquidation. Except as otherwise provided in an RSU or RSA, in the event of a complete dissolution or complete liquidation of the Company, all outstanding RSUs and RSAs will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Equity subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such RSU or RSA is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all RSUs and RSAs to become fully vested (to the extent such RSUs and RSAs have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)  Corporate Transaction. The following provisions will apply to RSUs and RSAs in the event the Company is a party to a merger or consolidation, or in the event of a sale of all or substantially all of the Company’s stock or assets, or in the event of a similar corporate transaction with a third party (collectively, a “corporate transaction”), unless otherwise provided in the RSU or RSA. In the event of such a corporate transaction, then, the Board may, without limitation, take one or more of the following actions with respect to RSUs and RSAs, contingent upon the closing or completion of the corporate transaction:

(i)  accelerate the vesting, in whole or in part, of the RSU or RSA;

(ii)  arrange for the surviving corporation or acquiring corporation (or its parent company) to assume or continue the RSU or RSA or to substitute a similar stock award for the RSU or RSA;

(iii)  if the surviving corporation or acquiring corporation (or its parent company) does not assume, continue, or substitute the RSU or RSA, then to cancel the unvested RSU or RSA for no consideration;

(iv)  assign any reacquisition or repurchase rights held by the Company in respect of Common Equity issued pursuant to the RSU or RSA to the surviving corporation or acquiring corporation (or its parent company);

(v)  delay payments on RSUs and RSAs to the same extent that payment of consideration to the holders of the Company’s Common Equity in connection with the corporate transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all RSUs and RSAs or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of an RSU or RSA.

(d)  Change in Control. An RSU or RSA may be subject to additional acceleration of vesting upon or after a Change in Control as may be provided in the RSU or RSA or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

8.	PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

(a)  Plan Term. The Plan will automatically terminate 10 years after the later of (i) the date when the Board adopted the Plan, and (ii) the date when the Board approved the most recent increase in the number of shares of Common Equity reserved under Section 3 that, if required, was also approved by the Company’s shareholders. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b)  Right to Amend or Terminate the Plan. Subject to Subsections (c) and (d) below, the Board may amend, suspend, or terminate the Plan at any time and for any reason.

(c)  No Impairment of Rights. No amendment, suspension, or termination of the Plan may impair rights and obligations under any RSU or RSA granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted by the Plan.

(d)  Shareholder Approval. To the extent required by applicable law, the Plan will be subject to approval of the Company’s shareholders within 12 months before or after its adoption date. In addition, an amendment effecting any material change to the Plan terms will be subject to approval of the Company’s shareholders only if required by applicable law.

9.	EFFECTIVE DATE OF PLAN.

This Plan will become effective on the Effective Date.

10.	CHOICE OF LAW; ARBITRATION.

The laws of Delaware will govern all questions concerning the construction, validity, and interpretation of this Plan and any RSU or RSA, and any dispute or claim regarding this Plan and any RSU or RSA, without regard to that state’s conflict of laws rules. Any dispute or claim concerning any RSUs and RSAs granted (or not granted) or any disputes or claims relating to or arising out of the Plan will be fully, finally, and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of JAMS in Chicago, Illinois. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting an RSU or RSA, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

11.	STATUS OF PLAN UNDER ERISA.

This Plan is intended to be a “bonus plan” exempt from the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”). If the Plan is determined to be subject to ERISA, it shall be considered to be unfunded and maintained primarily for the purpose of providing deferred compensation for eligible employees who constitute a select group of management or highly-compensated employees, as described in Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

12.	DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms below:

(a)  “Affiliate” means, at the time of determination, any “parent” or “majority-owned subsidiary” of the Company, as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “majority-owned subsidiary” status is determined within the foregoing definition.

(b)  “Board” means the Board of Directors of the Company.

(c)  “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Equity subject to the Plan or subject to any RSU or RSA after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(d)  “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof, or the laws of Canada, or the laws of any other jurisdiction; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding RSUs and RSAs held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(e)  “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)  any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation, or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof, or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)  there is consummated a merger, consolidation, or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation, or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation, or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation, or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; or

(iii)  there is consummated a sale or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by members of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale or other disposition.

Notwithstanding the foregoing definition or any other provision of this Plan, the term Change in Control will not include a sale of assets, merger, or other transaction effected exclusively for the purpose of changing the domicile of the Company.

(f)  “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(g)  “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(h)  “Consultant” means any person or Entity, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a Consultant for purposes of the Plan.

(i)  “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director, or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director, or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave, or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an RSU or RSA only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(j)  “Director” means a member of the Board of Directors of the Company.

(k)  “Effective Date” means the date this Plan is adopted by the Board, subject to approval by the Company’s shareholders to the extent required under Section 8(d).

(l)  “Employee” means any person employed by the Company or an Affiliate.

(m)  “Entity” means a corporation, partnership, limited liability company, or other entity.

(n)  “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(o)  “Exchange Act Person” means any natural person, Entity, or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the members of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity, or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(p)  “Fair Market Value” means, as of any date, the value of the Common Equity determined by the Board in its good faith discretion.

(q)  “Liquidity Event” means a Change in Control.

(r)  “Officer” means any person designated by the Company as an officer.

(s)  “Own,” “Owned,” “Owner,” or “Ownership” means a person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(t)  “Participant” means a person to whom an RSU or RSA is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding RSU or RSA.

(u)  “Plan” means this 4Front Ventures Corp. 2024 Restricted Equity Plan.

(v)  “Rule 405” means Rule 405 promulgated under the Securities Act.

(w)  “Securities Act” means the Securities Act of 1933, as amended.

(x)  “Subsidiary” means any partnership, limited liability company, or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contributions) of more than fifty percent (50%).

4FRONT VENTURES CORP.

FORM OF PROXY

FOR SUBORDINATE VOTING SHARES

This form of proxy is solicited by management (“Management”) and will be used at the annual general and special meeting (the “Meeting”) of the holders (the “Shareholders”) of subordinate voting shares (“Subordinate Voting Shares”) and multiple voting shares of 4Front Ventures Corp. (the “Company”) to be held at Suite 6000, 1 First Canadian Place 100 King Street W, Toronto, Ontario M5X 1E2, on October 18, 2024 at 12:00 p.m. Eastern Standard Time and any and all adjournments and postponements thereof.

The undersigned holder of Multiple Voting Shares, hereby appoints Peter Kampian, Chief Financial Officer of the Company, or instead of him,             of             as proxyholder, with power of substitution, to attend and vote for and act on behalf of the undersigned at the Meeting, and at any poll(s) which may take place in consequence thereof, with the same powers that the undersigned would have if the undersigned were present at the Meeting, and without limiting the foregoing, the said proxy is hereby instructed to vote at the said Meeting as follows:

MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY BOLDED TEXT

1.	to set the number of directors of the Company at five (5)	) ☐ ) ☐	FOR AGAINST

2.	to elect the nominees proposed by Management in the management information circular of the Company dated September 6, 2024 (the “Circular”) as directors of the Company for the ensuing year

	i) David Daily	) ☐ ) ☐	FOR WITHHOLD FROM VOTING

	ii) Leonid Gontmakher	) ☐ ) ☐	FOR WITHHOLD FROM VOTING

	iii) Chetan Gulati	) ☐ ) ☐	FOR WITHHOLD FROM VOTING

	iv) Kristopher Krane	) ☐ ) ☐	FOR WITHHOLD FROM VOTING

	v) Roman Tkachenko	) ☐ ) ☐	FOR WITHHOLD FROM VOTING

3.	to appoint Davidson & Company LLP as auditor of the Company for the ensuing year and to authorize the directors to fix their remuneration	) ☐ ) ☐	FOR WITHHOLD FROM VOTING

4.

to consider, and if thought fit, to pass, with or without variation, an ordinary resolution ratifying, confirming and approving the Company’s restricted equity plan (the “Restricted Equity Plan”) and the grant of up to 100,000,000 restricted share units or restricted stock agreements under the Restricted Equity Plan

		) ☐ ) ☐	FOR AGAINST

[Remainder of page intentionally left blank]

2

The undersigned hereby revokes any proxies previously given for the Meeting referred to herein.

Dated this      day of        , 2024.

Name of Shareholder (Please Print)

Signature of Shareholder

Number of Subordinate Voting Shares being voted

Notes:

(1) THIS PROXY IS SOLICITED BY MANAGEMENT OF THE COMPANY.

(2) THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE CIRCULAR PRIOR TO VOTING.

(1) All Subordinate Voting Shares represented by properly executed and deposited proxies will be voted or withheld from voting in accordance with your instructions contained herein. Unless otherwise indicated, the persons named above, if appointed as proxyholder, will vote ‘FOR’ each of the above matters. If any amendments or variations to matters identified in the notice of meeting are proposed at the Meeting, or if any other business properly comes before the Meeting, discretionary authority is hereby conferred with respect thereto.

(2) Each registered Shareholder or an intermediary holding shares on behalf of a registered Shareholder has the right to appoint a person or company, who need not be a Shareholder of the Company, to attend and to act for him or her and on his or her behalf at the Meeting or any adjournment or postponement thereof, other than the persons designated above. To exercise such rights, the names of the persons designated by Management to act should be crossed out and the name of the Shareholder’s or intermediary’s nominee should be legibly printed in the blank space provided.

(3) To be valid, this proxy must be dated and must be executed by the Shareholder or his or her attorney authorized in writing or, if the Shareholder is a body corporate, under its corporate seal or by an officer or attorney thereof duly authorized. A notarized copy of such authorization should accompany this proxy. Persons signing as executors, administrators, trustees, etc. should so indicate. If the proxy is not dated, it shall be deemed to bear the date on which it was mailed to the Shareholder by the Company.

(4) To be effective, this proxy must be deposited at the office of the Company’s agent, Alliance Trust Company, 1010, 407 – 2nd Street S.W., Calgary, Alberta, T2P 2Y3, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment or postponement thereof. This proxy may also be voted via the internet at www.alliancetrust.ca/shareholders. You should have this form of proxy in hand when you access the website as you will be prompted to enter your control number. You can also fax your proxy to fax: +1 403-237-6181 In order to be valid, proxies voted via the internet or by fax must be received not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment or postponement thereof.

4FRONT VENTURES CORP.

FORM OF PROXY

FOR MULTIPLE VOTING SHARES

This form of proxy is solicited by management (“Management”) and will be used at the annual general and special meeting (the “Meeting”) of the holders (the “Shareholders”) of subordinate voting shares and multiple voting shares (“Multiple Voting Shares”) of 4Front Ventures Corp. (the “Company”) to be held at Suite 6000, 1 First Canadian Place 100 King Street W, Toronto, Ontario M5X 1E2, on October 18, 2024 at 12:00 p.m. Eastern Standard Time and any and all adjournments and postponements thereof.

The undersigned holder of Multiple Voting Shares, hereby appoints Peter Kampian, Chief Financial Officer of the Company, or instead of him,             of             as proxyholder, with power of substitution, to attend and vote for and act on behalf of the undersigned at the Meeting, and at any poll(s) which may take place in consequence thereof, with the same powers that the undersigned would have if the undersigned were present at the Meeting, and without limiting the foregoing, the said proxy is hereby instructed to vote at the said Meeting as follows:

MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY BOLDED TEXT

1.	to set the number of directors of the Company at five (5)	) ☐ ) ☐	FOR AGAINST

2.	to elect the nominees proposed by Management in the management information circular of the Company dated September 6, 2024 (the “Circular”) as directors of the Company for the ensuing year

	i) David Daily	) ☐ ) ☐	FOR WITHHOLD FROM VOTING

	ii) Leonid Gontmakher	) ☐ ) ☐	FOR WITHHOLD FROM VOTING

	iii) Chetan Gulati	) ☐ ) ☐	FOR WITHHOLD FROM VOTING

	iv) Kristopher Krane	) ☐ ) ☐	FOR WITHHOLD FROM VOTING

	v) Roman Tkachenko	) ☐ ) ☐	FOR WITHHOLD FROM VOTING

3.	to appoint Davidson & Company LLP as auditor of the Company for the ensuing year and to authorize the directors to fix their remuneration	) ☐ ) ☐	FOR WITHHOLD FROM VOTING

4.

to consider, and if thought fit, to pass, with or without variation, an ordinary resolution ratifying, confirming and approving the Company’s restricted equity plan (the “Restricted Equity Plan”) and the grant of up to 100,000,000 restricted share units or restricted stock agreements under the Restricted Equity Plan

		) ☐ ) ☐	FOR AGAINST

[Remainder of page intentionally left blank]

2

The undersigned hereby revokes any proxies previously given for the Meeting referred to herein.

Dated this      day of        , 2024.

Name of Shareholder (Please Print)

Signature of Shareholder

Number of Multiple Voting Shares being voted

Notes:

(1) THIS PROXY IS SOLICITED BY MANAGEMENT OF THE COMPANY.

(2) THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE CIRCULAR PRIOR TO VOTING.

(1) All Multiple Voting Shares represented by properly executed and deposited proxies will be voted or withheld from voting in accordance with your instructions contained herein. Unless otherwise indicated, the persons named above, if appointed as proxyholder, will vote ‘FOR’ each of the above matters. If any amendments or variations to matters identified in the notice of meeting are proposed at the Meeting, or if any other business properly comes before the Meeting, discretionary authority is hereby conferred with respect thereto.

(2) Each registered Shareholder or an intermediary holding shares on behalf of a registered Shareholder has the right to appoint a person or company, who need not be a Shareholder of the Company, to attend and to act for him or her and on his or her behalf at the Meeting or any adjournment or postponement thereof, other than the persons designated above. To exercise such rights, the names of the persons designated by Management to act should be crossed out and the name of the Shareholder’s or intermediary’s nominee should be legibly printed in the blank space provided.

(3) To be valid, this proxy must be dated and must be executed by the Shareholder or his or her attorney authorized in writing or, if the Shareholder is a body corporate, under its corporate seal or by an officer or attorney thereof duly authorized. A notarized copy of such authorization should accompany this proxy. Persons signing as executors, administrators, trustees, etc. should so indicate. If the proxy is not dated, it shall be deemed to bear the date on which it was mailed to the Shareholder by the Company.

(4) To be effective, this proxy must be deposited at the office of the Company’s agent, Alliance Trust Company, 1010, 407 – 2nd Street S.W., Calgary, Alberta, T2P 2Y3, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment or postponement thereof. You can also fax your proxy to fax: +1 403-237-6181 In order to be valid, proxies voted via the internet or by fax must be received not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment or postponement thereof.